                              AGREEMENT REGARDING
                       DISTRIBUTION OF SOFTWARE PROGRAMS

     THIS AGREEMENT ("AGREEMENT"), made as of March 26, 1996, by and between Meadox Medicals, a division of Boston Scientific Corporation, a Delaware Corporation ("BSC"), and SUMMIT Medical Systems, Inc., a Minnesota corporation ("SUMMIT").

                                   RECITALS:

     A. BSC is in the business of, among other things, distributing medical devices to hospitals ("Hospitals") and physicians that are used to perform vascular and endovascular surgery procedures.

     B. SUMMIT has developed certain software programs including software designed to manage clinical databases relevant to the activities of Hospitals and physicians.

     C. BSC and SUMMIT desire to enter into an agreement under which Summit will develop certain other software programs for BSC and BSC shall have a right to license certain software programs from SUMMIT for distribution and licensing to Hospitals and physicians as provided in this Agreement.

                                  AGREEMENTS:

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained in this Agreement, BSC and SUMMIT agree as follows:

1.   DEFINITIONS
     -----------

     As used in this Agreement, the following terms shall have the meanings indicated:

a. "BSC" shall specifically mean the Meadox division, and any other vascular surgery/endovascularsurgery companies which are acquired by BSC in the future.

b.   "ADDITIONAL FEATURES" shall have the meaning given such term in
     Section 3.3.

c. "END USERS" shall mean any party who purchases or otherwise acquires from BSC a license to use the Program under the terms of this Agreement.

d. "LICENSED DOCUMENTATION" shall mean all documentation (other than the Licensed Software), that is identified on the attached Schedule 1, and all updates, revisions and enhancements thereto made by or for SUMMIT during the term of this Agreement.

e. "LICENSED SOFTWARE" shall mean the list of software specified in the attached Schedules 2 in object code form, and all updates, revisions and enhancements thereto made by or for SUMMIT during the term of this Agreement.

f. "NATIONAL DATABASE" shall mean that certain databases containing the aggregate clinical data relevant to the activities of Hospitals and physicians that will be established in SUMMIT's current and future databases and may be updated, modified or enhanced from time to time, but not including the end-user database (as defined in Section 5.)

g. "PROGRAM(S)" shall mean the BSC Programs, and SUMMIT Programs, collectively. "BSC PROGRAMS" and "SUMMIT PROGRAMS" shall mean that Licensed Software identified as such on Schedule 2A and Schedule 2B, respectively, together with all related Additional Features and Licensed Documentation. References to Programs include the Licensed Software with or without the Additional Features, as the case may be, as requested from time to time by BSC.

h. "TRAINING PROGRAM" shall mean the training program conducted by SUMMIT in Minneapolis, Minnesota, which is sometimes referred to as the SUMMIT Training Institute and which provides training on the features and applications of the Programs, as such training program currently exists or as such training program may be updated, modified or enhanced from time to time during the term of this Agreement.

i. "CO-EXCLUSIVE" shall mean that only SUMMIT and BSC shall have the right to distribute the Programs.


 2.  DISTRIBUTION OF PROGRAMS
     ------------------------

     2.1  DISTRIBUTION RIGHTS.
          --------------------

          2.1.1  GRANT OF DISTRIBUTION RIGHTS.
                 ----------------------------

          (a) SUMMIT hereby grants to BSC, and BSC hereby accepts, a co-exclusive right and license (with SUMMIT) to market, demonstrate, use, sell and otherwise distribute the BSC and SUMMIT Programs (as identified on Schedule 2A and 2B).

          (b) SUMMIT agrees and warrants that is not now rendering and shall not directly or indirectly develop or provide during the term of this Agreement (unless this Agreement is terminated by SUMMIT or

          BSC pursuant to Sections 2.1.2 or 7), any software programs for Hospitals or physicians performing vascular and/or endovascular surgery for distribution by any competitor of BSC. For purposes of this Agreement, a "competitor" of BSC means any party in actual competition or intending or preparing to be in competition with BSC and/or BSC's products. Notwithstanding any other provision of this Agreement, as BSC is the copyright owner of the BSC Programs, in no event shall SUMMIT permit any third party to distribute the BSC Programs without BSC's written consent.

          (c) The anticipated starting dates for BSC's commencement of distribution of Programs is as set forth on Schedule 3.

          2.1.2 MINIMUM PURCHASE REQUIREMENTS. In order for BSC to maintain its distribution rights to the SUMMIT Programs on a co-exclusive basis, BSC must make, on a cumulative basis, the minimum annual purchase requirements set forth in Schedule 4 for aggregate purchases of all Programs. In the event that BSC fails to meet such minimum purchase requirements by the end of the applicable fiscal time periods set forth on Schedule 4, BSC shall have a right to cure such purchase deficiency within ninety (90) days of written notice from SUMMIT. In the event that BSC fails to cure such minimum purchase deficiency within such ninety (90) day period, SUMMIT shall have the right to terminate this Agreement (in which case, BSC shall retain ownership of the BSC Programs), which will be SUMMIT's sole and exclusive remedy with respect to the failure by BSC to meet the minimum purchase requirements set forth in Schedule 4. The failure by BSC to meet such minimum purchase requirements on a cumulative basis by the end of the applicable fiscal time period set forth on Schedule 4 shall not be deemed a breach of this Agreement if BSC cures such deficiency within ninety (90) days of written notice from SUMMIT. The failure of BSC to meet such minimum purchase requirements on a cumulative basis by the end of the applicable fiscal time period set forth on Schedule 4 due to the unavailability of programs in accordance with their scheduled market release dates shall not be deemed as a breach of this Agreement.

          The amount of sales by SUMMIT at any time of any additional software programs or improvements to End Users who initially purchase a Program from BSC shall be credited against BSC's minimum purchase requirements. SUMMIT shall provide BSC with quarterly reports of all such additional sales and BSC shall have a right to audit SUMMIT's records to verify such quarterly reports.

          2.1.3 LICENSE OF SUMMIT NAME AND LOGO. SUMMIT hereby grants to BSC a royalty free license to use and include SUMMIT's name, trademarks and logo in promoting the sale of Programs and related services. BSC agrees that prior to the use of any marketing materials containing SUMMIT's name or logo, BSC shall first submit such materials for review by SUMMIT.

     2.2  PURCHASE OF PROGRAM LICENSES.
          ----------------------------

     (a) During the term of this Agreement, BSC shall purchase and SUMMIT shall sell copies of the Programs at a price determined in accordance with the attached Schedule 5. Purchases of Programs by BSC shall be made pursuant to written orders submitted by BSC which shall specify the number of Programs ordered and the date of shipment. SUMMIT shall submit invoices upon shipment of purchase orders and all payments with respect to such invoices shall be due thirty (30) days from the date of invoice. Invoices covering Programs shipped in advance of specifications set forth in a purchase order shall not be payable until after the date specified for delivery, unless otherwise agreed in writing. SUMMIT shall bear the entire risk of loss, theft, damages to or destruction of the Programs purchased by BSC hereunder until such time as Programs are delivered to BSC or the End User at the destination specified in the applicable purchase order for such Programs.

     (b) Upon execution of this agreement, BSC shall make an up-front payment of (***) to SUMMIT, of which (***) shall be the initial payment for the development of the BSC Programs listed in Schedule 2A and (***) shall be a prepayment of Program inventory. In addition, for product development, conditional payments in the amount of (***) each will be made on the successful testing and acceptance of future BSC Programs requested by BSC. These payments will be made within thirty (30) days after receipt of invoice from SUMMIT. All prepayment of Program inventory shall be an asset of BSC, but will be held by SUMMIT and applied against BSC orders for Programs under this Agreement.

     2.3 RESALE OF PROGRAM LICENSES BY BSC. BSC shall distribute the BSC Programs to End Users subject to the terms and conditions of a Software License Agreement in substantially the form attached hereto as Schedule 6 (the "SOFTWARE AGREEMENT"), which shall govern the use of the Programs by End Users and the

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

relationship between the End User and SUMMIT. SUMMIT shall execute such agreements with each End User when necessary on each such agreement. Attached to the Software Agreement shall be an additional agreement (the "BSC END USER AGREEMENT") between BSC and the End User which shall set forth the terms of sale or lease of the Program between BSC and the End User, and agreements regarding use and ownership of data. BSC shall submit for SUMMITs review any proposed form of BSC End User Agreement prior to use by BSC. The price, if any, charged by BSC to End Users and the terms of payment thereof, shall be established by BSC, at its discretion. SUMMIT shall perform its obligations under the terms of the Software Agreement between SUMMIT and each End User.

     The sales managers of BSC and SUMMIT shall work together in good faith to resolve any issues that may arise with respect to the efforts of respective sales representatives of BSC and SUMMIT to make an initial sale of a Program to an End User. At all times, SUMMIT sales representatives shall be instructed by and shall receive incentives from SUMMIT to facilitate and cooperate with BSC's efforts in promoting sales and Support of the Programs to End Users.

     SUMMIT shall refer to BSC any additional sales to End Users who initially purchase a Program from BSC to the extent such additional sales arise during a six-month period after the date of installation of the initial Program purchased from BSC. However, during and after such six-month period, BSC shall be credited with all such additional sales for purposes of Section 2.1.2.

     2.4 INSTALLATION OF PROGRAMS. End Users are responsible for Program installation on their hardware system. Hardware system and installation requirements will be covered by SUMMIT during each Training Program.

     2.5 EUROPEAN & JAPAN MARKETS. When SUMMIT has fully developed programs for European markets, BSC and SUMMIT will negotiate additional minimum performance objectives and an initial prepayment for program inventory for said markets. BSC and SUMMIT shall negotiate in good faith an allocation of the costs associated with market research, market entry, training and support services for Japanese End Users. All other terms and conditions of this Agreement will apply to Japan and European markets.

     2.6 ADDITIONAL COVENANT OF BSC. As long as BSC is distributing programs under this Agreement, BSC shall not distribute any clinical outcomes software programs for Hospitals and physicians that are competitive with the Programs listed in Schedules 2A, and 2B.

     2.7 OPTION TO RESTRUCTURE AGREEMENT IN THE EVENT VASCULAR/ENDOVASCULAR SOCIETIES CONSENTS TO DISTRIBUTION OF PROGRAMS. The parties acknowledge that prior to entering into this Agreement they have discussed the possibility of the potential endorsement of the programs covered by this Agreement, by the Society of Vascular Surgery and/or other Vascular/Endovascular medical societies. In the event this were to happen, both parties shall negotiate in good faith any required modifications and/or additions to this Agreement.

3.   TRAINING AND SOFTWARE SUPPORT.
     ------------------------------

     3.1 INITIAL TRAINING OF BSC PERSONNEL. SUMMIT shall provide the Training Program to up to twenty (20) BSC personnel at a mutually agreeable time. The purpose of this Section 3.1 is to allow BSC personnel who will be involved in the marketing and use of the Program to become familiar with the Program. The Training Program shall be provided by SUMMIT at no cost to BSC.

     3.2 ONGOING SALES SUPPORT. During the term of this Agreement, SUMMIT's field sales representatives shall provide standard technical support to BSC's sales representatives. Such support shall be provided at no cost to BSC. No later than January 1, 1997, SUMMIT shall build and maintain a sales force of at least twenty-five (25) sales representatives who shall provide such support, and one (1) product manager who will be dedicated to vascular and endovascular product lines.

     3.3 PROGRAM DEVELOPMENT AND ENHANCEMENTS. SUMMIT shall develop the BSC Programs pursuant to BSC's specifications. These programs will have the capability for data exchange and comparisons with SUMMIT Programs. SUMMIT shall, at BSC's request, develop and provide unique features, modifications or screens to the Programs that are sold by BSC (the "ADDITIONAL FEATURES"). The Additional Features might include customized BSC data screens (i.e., screens with BSC's name or logo, screens to track and report the type and sequence of products used during procedures, and a customized demonstration diskette). The Additional Features and all reports based thereon will be owned by BSC and BSC will have the exclusive right to market and use the Additional Features. The initial specifications for BSC programs and their Additional Features shall be developed by SUMMIT and provided to BSC, based on BSC's specifications. Demonstration diskettes shall be developed and provided at no cost to BSC. SUMMIT shall provide up to 80 additional hours of service to develop and implement such future updates, revisions and enhancements to the BSC programs and their Additional Features as BSC may request from time to time at no cost to BSC. Any future updates, revisions, and enhancement BSC programs and their Additional Features, that are requested by BSC after SUMMIT has provided such 80 hours of service shall be provided at a cost to BSC to be mutually agreed upon.

     3.4 TRAINING OF END USERS. SUMMIT shall make the Training Program available to BSC's End Users at a cost of (i) (***) per person in classes with paid attendance of ten (10) or more people; or (ii) $1,900 per person in classes with paid attendance of less than ten (10) people. BSC shall determine in its discretion the

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

price, if any, charged to its End Users for attending the Training Program. SUMMIT shall allow one or more BSC representatives to use up to two (2) hours of the Training Program to train End Users on the use of BSC Programs and their Additional Features.

     3.5 SOFTWARE MAINTENANCE AND PROGRAM SUPPORT. SUMMIT shall provide assistance for software error detection and software advice through a toll-free support hot line available to BSC's End Users. SUMMIT shall also provide on-going technical support, customer service, and software maintenance services to End Users. Such services shall be provided by SUMMIT at no cost to BSC or BSC's End Users for a period of six (6) months after the date the Program is installed on the End User's system; thereafter, SUMMIT shall make such support and maintenance available to the End Users on the same terms as are then made generally available to SUMMIT's other customers. BSC shall conduct post-installation visits to End Users for purposes of delivering available reports, educating End Users on use of Additional Features and marketing additional or modified Programs that may be developed.

     3.6 PROGRAM LANGUAGES. The Program shall be developed in the Japanese language or other agreed upon languages, if requested by BSC, and the actual and reasonable costs of converting the Program to another language shall be shared equally by BSC and SUMMIT.

4.   WARRANTIES
     ----------

     a. All Programs shall be free of defects in design, materials and workmanship. All the Programs shall be free of Program defects including those discovered in testing, and shall perform in accordance with the software specifications that have been provided by SUMMIT to BSC. SUMMIT shall promptly replace or correct any defects in the Programs at no charge to BSC or the End User.

     b. SUMMIT represents and warrants: (i) that it has the unrestricted right to disclose any information it submits to BSC free of all claims of third parties; (ii) that such disclosures do not breach or conflict with any confidentiality provisions of any agreement to which SUMMIT is a party; (iii) that the performance of this Agreement by BSC will not violate any other agreement or any restriction of any kind binding upon SUMMIT; (iv) that SUMMIT has the right to license, Licensed Software and Licensed Documentation to BSC and BSC's End Users; and
          (v) that to the best of its knowledge, the terms of this Agreement and the distribution of the Programs under this Agreement and the exercise of licenses or sublicenses granted in accordance with this Agreement does not and will not infringe the intellectual property

[[1]]SUMMIT                              FORM 10-Q       R.R. Donnelley

          rights of any third party under any applicable copyright, trademark, patent or other intellectual property laws.

     c. SUMMIT shall indemnify and hold BSC and the End Users harmless against any claims, losses or damages (including attorneys fees and expenses) arising out of any breach by SUMMIT of any of the foregoing representations and warranties.

     d. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR ANY SOFTWARE AGREEMENT TO WHICH SUMMIT IS A PARTY, SUMMIT DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED.

     e. SUMMIT shall be responsible for and shall indemnify BSC against and warranty claims of the End Users with respect to any of the Programs except that 13SC shall be responsible for and shall indemnify SUMMIT against any warranties expressly extended by BSC to the End Users beyond the scope of the warranties extended by SUMMIT to the End Users.

5.   HARVEST OF END USER DATA
     ------------------------

     SUMMIT shall harvest from each of BSC's End Users and maintain in a separate Database (the "END USER DATABASE") such data as the End User in question shall have agreed to provide to BSC pursuant to the applicable BSC End User Agreement. From time to time, at BSC's request, SUMMIT shall provide to BSC the data contained in the End User Database to the extent the End User has approved the use of such data by BSC. In addition, BSC agrees that data contained in the End User Database will be uploaded to the National Database on an annual basis, or more frequently if required by BSC and SUMMIT at no charge to BSC. If BSC requests data from the End User Database together with clinical correlation's thereon, SUMMIT shall download such data to BSC together with all clinical correlation's and reports as BSC may request, from time to time at a cost of no more than *** per End User, per data harvest. The parties agree (i) that SUMMIT shall be deemed the copyright owner with respect to all Licensed Software, Licensed Documentation and the National Database and all reports, compilations and derivative products based thereon, for the SUMMIT Programs;
(ii) that BSC shall be deemed the copyright owner of all Licensed Software and Licensed Documentation for the BSC Programs, Additional Features, the BSC End User Database and all reports and compilations based thereon; and (iii) the individual End Users shall be deemed the copyright owner of all raw data contained in such End User's patient and clinical files.

(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

6.   NON-SOLICITATION OF EMPLOYEES.
     ------------------------------

     SUMMIT and BSC each agree that during the term of this Agreement and for a period of twelve (12) months thereafter, neither party shall recruit or hire any sales representatives employed by the other party, without the written approval of such other party.

7.   TERM AND TERMINATION
     --------------------

     7.1 TERM OF AGREEMENT. The term of this Agreement shall commence on April 1, 1996 for an initial term through December 31, 2001, and shall be automatically renewed for additional successive three (3) year terms thereafter unless earlier terminated pursuant to the terms specified in Section 7.3.

     7.2 TERM OF PROGRAM LICENSES. The term of the Program licenses granted to BSC's End Users shall commence on the date of installation of the Program with the End Users and shall continue in full force and effect for the term set forth in the particular Software Agreement applicable to the respective End Users and shall survive any earlier expiration or termination of this Agreement.

     7.3 TERMINATION OF AGREEMENT. Neither party may cancel this Agreement during the initial term of this Agreement except (i) upon a material breach by the other party of this Agreement and a failure by the other party to cure such default ninety (90) days of written notice from the other party; (ii) either party may terminate this Agreement in the event of the voluntary or involuntary filing for bankruptcy of the other party; and (iii) at the discretion of BSC in the event of the sale of all or substantially all of the assets or capital stock of SUMMIT to a competitor of BSC, and (iv) at the discretion of SUMMIT in the event of an acquisition by BSC of a competitor of SUMMIT. After the initial term, BSC or SUMMIT may terminate this Agreement by serving written notice at any time at least one hundred eighty (180) days prior to such termination date; or upon the occurrence of any of the events described in terms (i) through (iv) of the foregoing sentence.

     7.4 EFFECT OF TERMINATION. Any remedies for the breach of this Agreement and the duties, obligations, covenants and representations contained in this Agreement shall survive for one year from the termination of this Agreement. Upon termination of this Agreement, (including termination under Paragraph 2. 1.2), BSC shall discontinue distribution of the SUMMIT Programs except that BSC may distribute any remaining unsold inventory of such Programs unless SUMMIT elects to repurchase such unsold inventory from BSC at the same price paid by BSC. Nothing herein shall be construed to prevent BSC from complying with existing obligations and commitments in existence on the effective date of termination to distribute the Program to End Users. Upon any termination of this Agreement,

SUMMIT shall immediately provide BSC with full and complete copies of that data from the BSC Programs and End User Database that is derived from the screens contained in the BSC Programs and their Additional Features and shall delete all records thereof from SUMMIT's files. The provisions of Paragraphs 3.5, 4, 6, 8, 9 and 10 shall survive any termination of this Agreement.

8.   SOURCE CODE.
     -----------

     SUMMIT and BSC acknowledge that the termination of this Agreement may create severe hardships to BSC, the End Users, and SUMMIT, all of whom have relied on the Programs and SUMMITs service and support thereof. Consequently, immediately upon (a) any termination of this Agreement by SUMMIT, (b) any termination by BSC based upon the terms of Section 7.3 hereof, (c) SUMMIT's financial or other inability to serve BSC or End Users under this Agreement, or the Software Agreements, SUMMIT shall provide for the delivery to BSC a copy of the source code, for each of the Programs which SUMMIT will maintain in escrow at the Norwest Bank of Minneapolis, Minnesota "in order to assure BSC continued access to and the right to use the Programs and shall execute all documents reasonably requested by BSC to evidence BSC's right to use the Programs." A copy of the escrow agreement shall be provided to BSC. The source code maintained in escrow must always be the most current version of the code and must accurately and completely represent the source code needed to generate the program. Verification of receipt of the initial source code and subsequent updates will be provided by the Norwest Bank Trust Department to BSC's satisfaction.

9.   CONFIDENTIALITY OF SUPPLIED INFORMATION AND TERMS OF AGREEMENT
     --------------------------------------------------------------

     Except as required by law or legal or administrative process, BSC and SUMMIT each agree to hold in confidence, and not disclose to third parties without the consent or the other party, confidential or proprietary information received from the other party, except for (i) information that is independently known by the receiving party, (ii) has legitimately entered the public domain,
(iii) is lawfully received from a third party having no obligation of confidentiality to the deliverer, or (iv) is independently developed for the receiving party by persons who did not receive the confidential information from the other party. Except as required by law or legal or administrative process, BSC and SUMMIT each agree to hold in confidence and not disclose the terms of this Agreement to third parties without the consent of the other party. Any public announcement or press release regarding this Agreement shall be limited to a general disclosure of the existence of this Agreement and not the terms hereof and shall be made at a time and place mutually agreeable to both parties. The foregoing restrictions shall not be construed to restrict the right of BSC to provide to End Users or potential End Users with information regarding the use and application of the Programs by such End Users or potential End Users or with general information regarding SUMMIT.

 10. REMEDIES
     --------

     10.1 ALTERNATE DISPUTE RESOLUTION. The parties agree to effect all reasonable efforts to resolve any and all disputes between them in connection with this Agreement in an amicable manner. To the extent this cannot be done, except for an action for injunctive relief or specific performance, any dispute or claim arising out any parties performance or failure to perform under this Agreement or the validity, interpretation, enforceability, or breach thereof, shall be settled by binding alternative dispute resolution ("ADR") pursuant to the procedure set forth on Schedule 7.

     10.2 SPECIFIC PERFORMANCE. All parties agree and acknowledge that money damages and the ADR procedure set forth above may not be an adequate remedy for any breach of any of the provisions of Sections 6, 8 or 9 of this Agreement by any party and that the non-breaching party, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (but not for monetary damages) in order to enforce or prevent any violations of any of the provisions of Sections 6, 8 and 9 of this Agreement. The remedies provided under this Section 10.2 shall be in addition to and not exclusive of any other remedies available to such party under the terms of this Agreement, at law, or in equity.

     10.3. NO WAIVER. No failure or delay on the part of any party in exercising any right, power or remedy under this Agreement, or available to such party at law or in equity shall operate as a waiver of such right, power or remedy, nor shall any single or partial exercise of any such right, power or remedy preclude any or further exercise thereof or the exercise of any other right, power or remedy available to such party.

11.  GENERAL
     -------

     11.1 SUCCESSORS AND ASSIGNS. Subject to the foregoing sentence, the benefits and obligations of this Agreement shall inure to the benefit of, and be binding upon BSC and SUMMIT and their respective successors and assigns. This Agreement cannot be assigned by either party without the express written consent of the other party, except that BSC may assign or sublicense its rights hereunder to any subsidiary in which BSC owns at least eighty percent (80%) of the outstanding stock.

     11.2 ENTIRE AGREEMENT. All Exhibits referred to herein are incorporated into this Agreement by such reference. This Agreement and the Exhibits attached hereto constitute the entire agreement among the parties relating to the duties, obligations and rights by and among the parties, and all prior negotiations, representations, agreements and understandings are superseded hereby. No agreements altering, amending or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of the parties hereto.

     11.3 NOTICES. Any notice required by this Agreement shall be given by hand delivery or prepaid, first class, certified mail, return receipt requested, addressed as follows:

     if to SUMMIT:                  SUMMIT Medical Systems, Inc.
                                    One Carlson Parkway
                                    Minneapolis, MN 55447
                                    Attn: Dennis H. Powers

     If to BSC/Meadox:              Boston Scientific Corporation
                                    Meadox Medicals
                                    112 Bauer Drive
                                    Oakland,NJ 07436
                                    Attn: Paul Southworth
                                    cc: General Council

or at such other addresses as may be given from time to time under the terms of this notice provision.

     11.4 SEVERABILITY. In the event any provision of this Agreement shall be determined unenforceable under applicable law, that provision shall be modified or deleted only to the extent necessary for such provision to conform with applicable law, and the remaining provisions of this Agreement shall remain in full force and effect.

     11.5  INDEPENDENT CONTRACTORS: NO AGENCY.  For purposes of this
Agreement, the parties shall be, and shall be deemed to be, independent contractors and not agents, partners, joint venturers, or employees of the other party. Neither party shall have authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other party, except as may be explicitly provided for herein or authorized in writing.

     11.6 EXPENSES. BSC and SUMMIT shall each pay their own respective fees and expenses arising in connection with the preparation of this Agreement and the performance by such party of its obligations hereunder.

     11.7 APPLICABLE LAW. This Agreement shall be governed by, end construed and enforced in accordance with the laws of the State of Minnesota, without regard to its choice-of-laws or conflicts-of-law rules. BSC and SUMMIT each hereby consent to jurisdiction under the courts of the State of Minnesota and agree that, subject to the provisions of Section 9, any action commenced in connection with this Agreement or the documents executed in connection herewith or pursuant to the terms hereof shall be venued in the State of Minnesota. BSC and SUMMIT each hereby consent to service of process in the States of Minnesota.

     11.8 FORCE MAJEURE. In the event that a delay or failure of a party to comply with any obligation set forth in this Agreement is caused by Force Majeure, that obligation shall be suspended during the continuance of the Force Majeure condition. For purposes of this Agreement, "Force Majeure" means any event beyond the reasonable control of the parties, including without limitation, fire, flood, riots, strikes, epidemics, war (declared or undeclared), embargoes and governmental actions and decrees.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                         BOSTON SCIENTIFIC CORPORATION
                         -----------------------------

                         By         /s/ J. Daniel Cole
                           --------------------------------------------
                         Print Name     J. Daniel Cole
                                   ------------------------------------
                         Its Senior Vice President Group President - Vascular Businesses
                               ----------------------------------------

                         SUMMIT MEDICAL SYSTEMS, INC.
                         ----------------------------

                         By     /s/ Dennis Powers
                           --------------------------------------------
                         Print Name Dennis Powers
                                   ------------------------------------
                         Its   Senior Vice President
                               ----------------------------------------

                                  SCHEDULE 1
                            LICENSED DOCUMENTATION

1.   Marketing Material.

2.   End Users Operating Manual/Guide.

3.   Price Lists.

4.   Product Lists.

5.   Software Demonstration Diskette.

6.   Sample Reports.

7.   Recommended Microcomputer Hardware Specifications Sheet.

Other documentation related to the Licensed Software, not listed above, will be included in the Licensed Documentation as needed by BSC during the term of this Agreement.

                                  SCHEDULE 2A
                                 BSC PROGRAMS

A.  BSC PROGRAMS
- - --------------------------------------------------------------------------------

CUSTOMIZED FORMAT

1. Diseases/Conditions/Treatments/DRG's of the Aorta (Abdominal, Thoracic, Aneurysms, Dissections)

2. Diseases/Conditions/Treatments/DRG's of the Peripheral Vascular System (Iliac, SFA, Small Vessels, Renals, Stenosis, Occlusions, Aneurysms, Aufistulas Thrombus Formation, Bypass, Carotid, PTA)

3.   Creation and Management/DRG's of Hemodialysis Conduits

4. Venous Disease/Treatment/DRG's Venous Insufficiency/Ulcers, DVT, Valve Compromise and Incompetency

Specific specifications to include DRG/cost data fields to be provided to SUMMIT Medical for each software module. This program format includes the ability to add additional fields of information the customer desires to include in the program. The ability to add (or delete) fields to the program is accomplished through an Edit feature of the software which allows the user to make changes in the program at any time.

                                  SCHEDULE 2B
                                SUMMIT PROGRAMS

A.  SUMMIT MEDICAL PROGRAMS
- - --------------------------------------------------------------------------------

1.     Demographics Program
2.     Pinnacle(TM) Patient Satisfaction SF-36 Program

                                  SCHEDULE 3
                              PROJECTED TIMETABLE

     The parties anticipate that BSC's distribution of the Programs shall commence under the following timetable. Such timetable is an estimate only and not a binding commitment:

 .    Beta Sites (4) as soon as practicable

 .    Commencement of distribution in North America - January 1, 1997

 .    Commencement of distribution in Europe - TBD

 .    Commencement of distribution in Japan - TBD.

The development of BSC and SUMMIT Programs, and their scheduled market release dates are as follows:

      Module                                      BSC Program   SUMMIT Program
      ------                                      -----------   --------------

1.    Demographics                                N/A           Available now
2.    Pinnacle(TM) Patient Satisfaction/ SF-36    N/A           Available now
3.    BSC Program Modules                         7/96          N/A
      (Schedule 2A)

                                  SCHEDULE 4
                         MINIMUM PURCHASE REQUIREMENTS

     Minimum North America purchase requirements on a cumulative basis, for BSC to maintain exclusivity pursuant to Section 2.1 of Agreement:

     Time Period                 No. of Programs  Cumulative Total
     -----------                 ---------------  ----------------
     Start-up Phase              (***)            (***)
     (9/96- 1/97)
     Year 1 (1/97-12/97)         (***)            (***)
     Year 2 (1/98-12/98)         (***)            (***)
     Year 3 (1/99-12/99)         (***)            (***)
     Year 4 (1/00-12/00)         (***)            (***)
     Year 5 (1/01-12/01)         (***)            (***)

     Summit will provide, at no charge to BSC, each Beta Test site with one (1) each of the program modules listed in schedules 2A and 2B for evaluation and testing. These program modules will be credited against the cumulative minimum purchase requirements set forth above.

- - ----------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  SCHEDULE 5
                                    PRICING

     List Prices are included in this Agreement solely as a point of reference in determining the price of the Programs to BSC and not as an indication of the price at which BSC must resell the Programs. The List Prices contained herein shall not change or be subject to change until March 31, 1997, except that in the event that SUMMIT reduces its List Prices for sales of any or all of the Licensed Software to other parties at any time, the corresponding List Prices listed below shall be reduced accordingly. Commencing April 1, 1997, SUMMIT's List Prices listed below shall be subject to negotiated increase or decrease to reflect increases or decreases in SUMMIT List Prices for the applicable software generally available to other parties. In the event SUMMIT creates additional software programs in the future which may be distributed by BSC under this Agreement, BSC may purchase such future software at SUMMIT's then current List Price less a discount of (***). All List Prices are in U.S. dollars.

A.   BSC AND SUMMIT PROGRAM LIST PRICING.
     ------------------------------------

     # Program Modules/Sale                          SUMMIT Vista(TM) List Price
     ----------------------                          ---------------------------

     First BSC Program                                         $ 7,500
     Additional BSC Program                                    $ 5,000
     Full BSC Program (Aortic, Peripheral Vascular
     System, Hemodialysis, Venous Disease Programs)            $20,000
     Pinnacle(TM) Program                                      $ 3,500
     Demographics Program                                      $ 1,500

B.   # Program Modules/Sale                          % Discount From List Price
     ----------------------                          --------------------------

     1- 2 Programs                                   (***)
     3+ Programs                                     (***)

C. OTHER SUMMIT MEDICAL PRODUCTS AND SERVICES. BSC will receive a thirty-five percent (35%) discount from SUMMITs list prices for the following products and services:

                                                         List Price
                                           Price to    Outside United     Price to BSC
                            List Price        BSC          States         Outside U.S.
Program/Service          in United States   in U.S.   Other than Japan  Other than Japan
- - ---------------          ----------------  ---------  ----------------  ----------------
Networking Capability
(1-5 Users)                   $4,000         (***)         $4,800            (***)
Networking Capability
(6 + Users)                   $6,000         (***)         $7,200            (***)
Health Card Hardware          $3,500         (***)         $4,200            (***)
Health Card                  $25/each        (***)        $30/each           (***)
Technical                    $95/hour                  $100/per hour
Services/Programming

- - -------------
(***) Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  SCHEDULE 6
                      FORM OF SOFTWARE LICENSE AGREEMENT

                             (see attached format)

                           AGREEMENT REGARDING SALE
                      OF SOFTWARE LICENSE AND USE OF DATA
                              (DESIGNATED CREDIT)

     THIS AGREEMENT ("AGREEMENT") is entered into as of _________________, 199[ ] (must be 1st day of month) by and between MEADOX MEDICALS, a division of Boston Scientific Corporation, a Delaware Corporation ("MEADOX MEDICALS") and , a hospital facility whose business address is ("PARTICIPANT").

                                  BACKGROUND

     MEADOX MEDICALS is an authorized distributor of certain software programs developed by SUMMIT Medical Systems, Inc., a Minnesota corporation having its principal place of business at One Carlson Parkway, Minneapolis, Minnesota 55447 ("SUMMIT"). PARTICIPANT desires to purchase from MEADOX MEDICALS a License to use the software programs identified below. In addition, PARTICIPANT is willing to permit MEADOX MEDICALS to use certain clinical, fiscal, and/or product usage data (exclusive of patient name, address, position, hospital information) in connection with a database established by MEADOX MEDICALS and managed by SUMMIT.

                                  AGREEMENTS

     1. SALE OF PROGRAM LICENSE. Pursuant to the terms and conditions of this Agreement, MEADOX MEDICALS hereby agrees to sell and PARTICIPANT agrees to purchase a non-exclusive license (the "LICENSE") to use the database software program(s), as further identified on the attached Schedule 1 (the "PROGRAM"). In addition to the terms and conditions of this Agreement, the License is subject to the terms and conditions of a separate Agreement (the "LICENSE AGREEMENT") in
Schedule 2.

     2.   PRICE.  PARTICIPANT will pay a license fee of ______________ dollars
($     ) and a training fee of _______________ dollars ($    ), for a total fee
of ______________ dollars ($ ), (including interest) which is to be paid to MEADOX MEDICALS in accordance with the terms of Section 4. The Program includes the software, documentation, training, and other materials identified in the License Agreement, and PARTICIPANT shall have access to software support and service from SUMMIT upon the terms set forth in the License Agreement. PARTICIPANT shall be responsible for installation of the Program software on its hardware system. PARTICIPANT shall be responsible for all applicable sales and other taxes, if any, regardless of whether they are listed on Schedule 1.

     3. TRAINING AND SUPPORT. MEADOX MEDICALS has arranged for PARTICIPANT to be able to attend the SUMMIT Training Institute in Minneapolis, Minnesota, which is a training program created to maximize the benefits associated with utilization of SUMMIT software programs. Sessions are held on a regular basis. The training fee, specified in Section 2, is based on ________ individual(s) attending this training program. The training program fee includes registration fee, lodging, meals, training and materials

     4. PAYMENT: DESIGNATED VOLUME DISCOUNT CREDIT. MEADOX MEDICALS offers several payment options, including cash payment in full on installation, extended payment and applied credit. The Participant has requested applied credit.

(a) PARTICIPANT is eligible to earn a quarterly volume discount on purchases of MEADOX MEDICALS products purchased during a given contract quarter, as defined below. PARTICIPANT has requested that these quarterly volume discounts be applied toward the acquisition of the Program specified in Schedule 1.

          Contract Quarter          Inclusive Dates
          ----------------          ---------------

               1
               2
               3
               4
               5
               6
               7
               8



(b) As payment in full for the license and training fees, PARTICIPANT shall pay to MEADOX MEDICALS an amount equal to $__________________ within fifteen
(15) days of the close of each contract quarter until the price listed in
Section 2 above has been fully paid to MEADOX MEDICALS. As PARTICIPANT has requested, payment will be made by application of any volume discounts earned based on purchases of MEADOX MEDICALS products, as determined in (c) below. If discounts previously earned are insufficient to equal PARTICIPANT's payment due for any quarter, PARTICIPANT shall pay the balance in cash. Contract quarters will correspond to the quarters of PARTICIPANT's fiscal year.

(c) PARTICIPANT may earn volume discounts for the purchase of any MEADOX MEDICALS products other than the Program. Discounts are paid in the form of a credit memorandum, based on the purchase of MEADOX MEDICALS products during the previous contract quarter. The amount of discount earned depends on the total volume of MEADOX MEDICALS products purchased during the contract quarter. Schedule 3 contains MEADOX MEDICALS's current volume discount matrix summarizing the discounts available to PARTICIPANT for volume purchases. If PARTICIPANT earns discounts in excess of the amount required to pay for the Program, PARTICIPANT can apply excess discounts earned in the form of a credit memorandum for future quarterly purchases of MEADOX MEDICALS products.

(d) Discounts earned and applied under this Agreement must be treated as a volume discount on MEADOX MEDICALS products and properly reported as such on any PARTICIPANT Medicare and Medicaid cost reports for the fiscal year in which earned or the immediately following fiscal year. In addition, Federal law requires that PARTICIPANT retain a copy of this Agreement and any other communications from MEADOX MEDICALS regarding this Agreement along with the invoices for purchase (which will be marked "subject to end-of-quarter discount") and permit agents of the U.S. Department of Health and Human Services or any state Medicare agency access to such records upon request. MEADOX MEDICALS may cancel this payment methodology at any time if it determines that legal developments have raised a significant question as to compliance with applicable law. In the event of cancellation, future payments due under this Agreement shall be made in cash.

     5. TERM AND TERMINATION. This Agreement shall be effective for two years and shall be automatically renewed for successive one year terms on an annual basis thereafter unless any party provides the other with a written notice of termination or proposed modification, at least 90 days prior to appropriate anniversary of the effective date hereof; provided, that any part may terminate this Agreement upon the other's material breach of this Agreement by providing the other party with at least 30 days written notice thereof; and provided further, that PARTICIPANT's rights to make use of the Program in accordance with the terms of the License Agreement shall survive any termination hereof as long as PARTICIPANT continues to make in cash payments required under Section 4(b) above, or has fully paid for the Program. In the event of termination, any future payments due shall be paid in cash.

     6. DATABASE. PARTICIPANT acknowledges that MEADOX MEDICALS has established a database (the "DATABASE") which is currently managed by SUMMIT. PARTICIPANT agrees to submit certain product, clinical and/or fiscal information for addition to the Database. On an ongoing basis, PARTICIPANT shall provide MEADOX MEDICALS with all data requested on the data collection forms furnished to PARTICIPANT by MEADOX MEDICALS or SUMMIT (the "DATA"), exclusive of patient name, address, position and hospital information, via computer disks on a periodic basis for the purpose of contributing to the Database information concerning relevant procedural outcomes. The data collection forms provided to PARTICIPANT by MEADOX MEDICALS or SUMMIT shall be used by PARTICIPANT for purposes of collecting this information. PARTICIPANT shall deliver the data on a computer disk directly to SUMMIT. PARTICIPANT warrants, represents and covenants that (a) all Data shall be accurate and complete, (b) PARTICIPANT shall submit Data from all relevant patient files rather than self selecting files for inclusion in the Database, and (c) PARTICIPANT shall have obtained all required and appropriate patient consents to release of such Data. Data received from PARTICIPANT shall be merged into the Database along with similar information received from other hospitals or cardiologists who agree to participate in the Database. PARTICIPANT's raw data will be used only for preparing aggregate reports and such raw data will not be viewed by MEADOX MEDICALS personnel without PARTICIPANT's written consent.

     7. REPORTS. PARTICIPANT hereby grants its permission for MEADOX MEDICALS to incorporate the Data received from PARTICIPANT into the Database and any and all reports, analyses or correlation's prepared by or for MEADOX MEDICALS which are based upon information contained in the Database. Certain of these reports, as determined by MEADOX MEDICALS from time to time, shall be distributed by MEADOX MEDICALS to PARTICIPANT at no cost. Such reports, analyses or correlations may be prepared by SUMMIT at MEADOX MEDICALS's request.
PARTICIPANT acknowledges that MEADOX MEDICALS may also prepare and use reports based on Data in the Database for clinical studies and other purposes. MEADOX MEDICALS and PARTICIPANT agree (i) that MEADOX MEDICALS shall be deemed copyright owner with respect to all software documentation contained in the Program, including all associated source codes; (ii) that MEADOX MEDICALS shall be deemed the copyright owner with respect to the Database, and any and all reports thereon; and (iii) that PARTICIPANT shall be deemed the copyright owner with respect to all individual and aggregate data contained in PARTICIPANT's files. The provisions of this paragraph 7 shall survive any termination of this Agreement.

     8. LIMITATION OF WARRANTIES AND LIABILITY. PARTICIPANT ACKNOWLEDGES THAT MEADOX MEDICALS IS NOT RESPONSIBLE FOR THE OPERATION OF THE PROGRAM AND HEREBY WAIVES AND COVENANTS NOT TO SUE MEADOX MEDICALS FOR ANY AND ALL POSSIBLE CLAIMS THAT IT MAY HAVE AGAINST MEADOX MEDICALS ARISING OUT OF OR RESULTING FROM USE OF THE PROGRAM. PARTICIPANT ACKNOWLEDGES THAT MEADOX MEDICALS IS NOT EXTENDING ANY WARRANTIES WITH REGARD TO THE PROGRAM AND THAT THE ONLY WARRANTIES BEING EXTENDED TO PARTICIPANTS ARE THE LIMITED WARRANTIES EXTENDED BY SUMMIT PURSUANT TO THE LICENSE. ALL SUCH WARRANTIES SHALL BE THE LIABILITY OF SUMMIT AND MEADOX MEDICALS SHALL HAVE NC) LIABILITY THEREFOR MEADOX MEDICALS DISCLAIMS ALL WARRANTIES

EXPRESS OR IMPLIED WITH RESPECT TO THE PROGRAM. UNDER NO CONDITIONS SHALL MEADOX MEDICALS HAVE ANY LIABILITY IN EXCESS OF THE PROGRAM LICENSE FEE ACTUALLY PAID BY PARTICIPANT TO MEADOX MEDICALS HEREUNDER.

     9. RELATIONSHIP OF PARTIES. The relationship of the parties to this Agreement is that of independent contractors and not that of master and servant, principal and agent, employer and employee, partners or joint venturers.

     10. WAIVER. A waiver by any party to this Agreement of any of its terms or conditions in any one instance shall not be deemed or construed to be a general waiver of such term or condition or a waiver of any subsequent breach.

     11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with federal law and the internal laws of the commonwealth of Massachusetts.

     12. SEVERABILITY. All provisions of this Agreement are severable. If any provision or portion hereof is determined to be unenforceable by a court of competent jurisdiction, such provision or portion shall be modified to give the fullest possible effect to such provision and the remainder of this Agreement shall remain in full effect, provided that its general purposes remain reasonably capable of being effected.

     13. SEVERABILITY. All provisions of this Agreement are severable. If any provision or portion hereof is determined to be unenforceable by a court of competent jurisdiction, such provision or portion shall be modified to give the fullest possible effect to such provision and the remainder of this Agreement shall remain in full effect, provided that its general purposes remain reasonably capable of being effected.

     14. ENTIRE AGREEMENT. This entire Agreement constitutes the entire Agreement between MEADOX MEDICALS and PARTICIPANT with respect to the subject matter hereof and supersedes and replaces all prior Agreements, oral or written, between MEADOX MEDICALS and PARTICIPANT relating to subject matter hereof and, except as otherwise indicated herein, may not be modified, amended or otherwise changed in any manner except by written instrument executed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date and year first above written.

 PARTICIPANT                       BOSTON SCIENTIFIC CORPORATION
 -----------                       -----------------------------

By  ______________________________          By ______________________________

Print Name  ______________________          Print Name ______________________

Its ______________________________          Its _____________________________

PO#:  _______________________

                                  SCHEDULE 1
                                  ----------

                     LISTING OF DATABASE SOFTWARE PROGRAMS
                     -------------------------------------
                                                                Total
Item Descriptions       Order #      Price        Interest     Interest
- - -----------------       -------      -----        --------     --------

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

____________________    _________    $________    $________    $________

                        TOTAL        $________    $________    $________

                                   TRAINING
                                   --------

                                                                        Total
Item Descriptions      Order #      Qty      Price        Interest     Interest
- - -----------------      -------      ---      -----        --------     --------

___________________    _________    _____    $________    $________    $________

                                  SCHEDULE 2
                         SUMMIT MEDICAL SYSTEMS, INC.
              FORM OF PARTICIPATION & SOFTWARE LICENSE AGREEMENT


THIS AGREEMENT is entered into this _____ day of         , 199_, by and between
SUMMIT MEDICAL SYSTEMS, INC., a Minnesota corporation with its principal place of business at One Carlson Parkway, Minneapolis 55447 ("Summit"), and ____________ ("Participant"), whose business address is at: ______________

VISTA(TM) PLATFORM PROGRAM(S):  _____________________

                                _____________________

                                _____________________

IT IS AGREED:

1.  PROGRAM LICENSE

Pursuant to this Agreement and the additional terms and conditions of Exhibit A, which is attached hereto and incorporated herein by reference, Summit hereby grants to Participant a non-exclusive license to use Summit's clinical database software program(s) identified above which will enable Participant to enter patient data files and generate tables, lists, numeric field analyses, and biostatistics, including risk stratification ("The Program").

2.  PARTICIPATION IN NATIONAL DATABASE
Participant hereby agrees to participate in the National Database in accordance with this Agreement and the additional terms and conditions of Exhibit A.

3.  PRICE
The program includes User Documentation Manual, program disks, Data Collection Forms, ongoing Support and Service, and access to data analyses of the Database. Subject to the terms and conditions of Exhibit A, Participant shall pay no service fees to Summit for Summit's ongoing services subsequent to its delivery of the Program through the first six (6) months, provided however, after this date, the Participant shall pay Summit an annual fee for ongoing Support and Service (the "Service Fees"). The Service Fee shall be 1-1/2% of the list cost of the Program per month.

4.  LIMITATION OF LIABILITY

Participant acknowledges that Summit is not responsible for the operation of the Program, and hereby waives, and covenants not to sue Summit for any and all possible claims that it might have against Summit arising out of, or resulting from, any aspect of this Agreement. Moreover, in no event shall Summit be liable for any damages arising out of Participant's misuse or inability to use the Program, and under no condition will the liability of Summit under this Agreement exceed Participant's Initial License Fee.

5.  TERM AND TERMINATION
This Agreement shall be effective for one year, and shall be automatically renewed on an annual basis thereafter unless either party provides the other with a written notice of termination at least ninety (90) days prior to that date or any subsequent December 31; provided, however, that either party may terminate this Agreement upon the others material breach of this Agreement, by providing the other party with at least thirty (30) days written notice thereof.

6.  ASSIGNMENT
This Agreement may not be assigned by either party without the express written approval of the other party.

7.  RELATIONSHIPS OF PARTIES
The relationships of the parties to this Agreement are those of independent contractors and not those of master and servant, principal and agent, employer and employee, or partners or joint venturers.

8.  COUNTERPARTS
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

9.  WAIVER
A waiver by either party to this Agreement of any of its terms or conditions in any one instance shall not be deemed or construed to be a general waiver of such term or condition or a waiver of any subsequent breach.

10.  GOVERNING LAW
This Agreement shall be construed and enforced in accordance with federal law and the laws of the State of Minnesota.

11.  SEVERABILITY
All provisions of this Agreement are severable. If any provision or portion hereof is determined to be unenforceable by a court or competent jurisdiction, then the rest of the Agreement shall remain in full effect, provided that its general purposes remain reasonably capable of being effected.

12.  ENTIRE AGREEMENT
This Agreement (a) constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof, (b) supersedes and replaces all prior Agreements, oral or written, between the parties relating to the subject matter hereof, and (c) except as otherwise indicated herein, may not be modified, amended or otherwise changed in any manner except by a written instrument executed by the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first written above.

SUMMIT MEDICAL SYSTEMS, INC.            PARTICIPANT

By  ________________________________    By ________________________________

Title ______________________________    Title _____________________________

Date _______________________________    Date ______________________________

                                   EXHIBIT A

ADDITIONAL TERMS AND CONDITIONS OF THE SUMMIT MEDICAL SYSTEMS NATIONAL DATABASE PARTICIPATION AND SOFTWARE LICENSE AGREEMENT.

1.  PROGRAM INCENSE

The Program will run on the MS/DOS operating system, and includes a special feature that will allow Participant to transfer data to disks for transport to, and inclusion in, the National Database described at Paragraphs 4 hereof.

2.  DELIVERY OF PROGRAM AND RELATED MATERIALS

Within thirty (30) days after receipt of the attached Agreement, payment, and final program format, Summit shall schedule delivery of the Program to Participant at Participant's business address; and the Program's opening screen shall be customized by Summit to reflect the name of Participant. The Program will be provided on either 5" or 3" disks to accommodate the different floppy disk drives in the various IBM compatible microcomputers, along with a Documentation Manual including appropriate user information, Data Collection Forms, and software for presentation graphics. In order for the Participant to use the Program, Participant must have an IBM or IBM compatible microcomputer. The microprocessor must be 486DX/33 or higher; MS/DOS version 6.0 or higher; Microsoft Windows/TM/ version 3.1 or higher. The Summit Medical Vista/TM/ Programs operate in a graphics environment called Microsoft Windows, created by Microsoft Corporation(R); (to run Summit Database Programs under Microsoft Windows, Participant needs to license and install Microsoft Windows); a minimum of 340 Mb hard disk for data storage; 8 Mb RAM; 580 Kb conventional memory; super VGA color monitor; SVGA with 512K memory video card; Microsoft compatible mouse and any printer supported by Windows version 3.1.

3.  SUPPORT AND SERVICE

Summit shall provide Participant with ongoing Support and Service of the Program including, but not limited to, providing Participant with relevant Program updates and related materials, on-line HELP screens, and expert assistance on a special 800-WATS line number dedicated to the servicing of the Program and the National Database described in Paragraph 5 hereof. Summit personnel, experienced in the operation of the Program and the National Database, will be available from 8:00 a.m. until 6:00 p.m. (Central Time) on weekdays. Those individuals will handle Participant's inquiries, troubleshooting, and requests for special reports.

4.  NATIONAL DATABASE

4.1
Participant shall provide Summit with all of Participant's relevant patient data files exclusive of patient name, address, physician, and hospital information (the "Patient Information"), via either written Data Collection Forms, computer disks or electronic transfer on a regular basis for the purpose of contributing clinical information to a database for the benefit of receiving national outcomes reports. PARTICIPANT WARRANTS THAT ALL PATIENT INFORMATION SHALL BE ACCURATE AND COMPLETE. The Data Collection Forms provided to Participant by Summit, pursuant to Paragraph 2 hereof, shall be used by Participant for purposes of collecting the Patient Information. If Participant employs manual data entry by Summit Medical Systems, the Participant shall pay to Summit a fee of twelve dollars ($12.00) per record.

4.2
Upon receipt of the Patient Information from Participant, Summit will review the data for accuracy and completeness by performing key field data analyses. If Summit reasonably concludes that the Patient Information is incorrect or incomplete, then Summit promptly shall request additional data from Participant, and Participant shall use its best efforts to provide the data to Summit within sixty (60) days after its receipt of Summit's request. In the event that Participant does not supply Summit with acceptable Patient Information for any two consecutive calendar quarters, then Summit may withhold any and all reports to which Participant is otherwise entitled pursuant to Paragraph 4.3 hereof, and may terminate the attached Agreement by providing Participant with sixty (60) days prior written notice and an opportunity for Participant to provide acceptable Patient Information during the notice period. Upon Summit's receipt of complete and accurate Patient Information, Summit shall merge that information into the National Database.

4.3
Summit shall provide Participant with up to three (3) special analyses, based upon the aggregate national data from the National Database, per calendar quarter at no charge. The cost of any additional reports, in any given calendar quarter, shall be negotiated between Participant and Summit. The Participant agrees to only use aggregate data from the National Database for Participant's internal purposes; and that Participant may not release, share, publish, or otherwise use any aggregated data from the National Database without first obtaining the express written consent of Summit.

5.  COPYRIGHT OWNERSHIP

The parties hereby agree that Summit shall be deemed the copyright owner with respect to all software, documentation, associated source codes, National Database any and all reports based thereon, all Program format designs and other materials that it created pursuant to this Agreement. Participant shall be deemed the copyright owner with respect to all individual and aggregate Patient Information provided to Summit by the Participant. Participant hereby grants permission for Participant's Patient Information to be incorporated into the National Database and any and all reports based thereon. Participant may copy the Program for backup purposes or for multi-user access, but not onto any microcomputer system that operates independent of Participant. The provisions of this Paragraph 5 shall survive any termination of the attached Agreement.

6.  CONFIDENTIALITY

Summit shall hold and maintain as confidential all data received from Participant, and shall protect such data received from Participant from use for any purpose other than the design, development, and implementation of the program and the National Database as contemplated in the attached Agreement. During the term of the attached Agreement, Summit shall maintain all data incorporated in the National Database in a special secure computer system, and during the hours of operation, when data is being audited, merged, and analyzed, Summit shall ensure that Participant's Patient Information and the National Database are accessible only to a single user. In order to help maintain confidentiality, Summit shall provide Participant with a User Identification Number that is unique to Participant and will be used to verify Participant's identity in all communications with Summit including, but not limited to, the submission of Patient Information and all telephone contacts with Summit.
Except as otherwise indicated, the provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

7.  SUMMIT'S WARRANTIES

Summit covenants, warrants, and represents that the Program will operate appropriately on all IBM compatible microcomputers, will perform free of defects in design or manufacture, and that Summit shall correct any such defects promptly at no charge to the Participant. The provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

8.  NOTICES

All notices and demands of any kind or nature, which any party to the attached Agreement may be required or may desire to serve upon the others in connection with the Agreement, shall be in writing to the addresses appearing at the preamble to the attached Agreement. Service of such notice, or demand so made, shall be deemed complete on the day of actual delivery. Any party hereto may, from time to time, by notice in writing served upon the other parties as aforesaid, designate a different mailing address or a different person to which all further notices or demands shall thereafter be addressed.

                                  SCHEDULE 3
                      (DISCOUNT PRICING MATRIX APPLICABLE
                               TO [XYZ HOSPITAL)


                             Quarterly             Quarterly
          Tier          Dollar Volume Level        Discount %
                        -------------------        ----------

Applicable discount percentage will be calculated retrospectively on the total dollar volume of MEADOX MEDICALS products purchased during the most recent contract quarter. Discounts earned will be applied to the acquisition of the software programs described in Schedule I hereto, at PARTICIPANT's option, to future purchases of MEADOX MEDICALS products.

                           AGREEMENT REGARDING SALE
                      OF SOFTWARE LICENSE AND USE OF DATA
                                (PAYMENT TERMS)

     THIS AGREEMENT ("AGREEMENT") is entered into as of ___________, 199[ ] (must be 1st day of month) by and between MEADOX MEDICALS, a division of Boston Scientific Corporation, a Delaware Corporation ("MEADOX MEDICALS") and _________________________, a hospital facility whose business address is
__________________________________________ ("PARTICIPANT").

BACKGROUND

     MEADOX MEDICALS is an authorized distributor of certain software programs developed by SUMMIT Medical Systems, Inc., a Minnesota corporation having its principal place of business at One Carlson Parkway, Minneapolis, Minnesota 55447 ("SUMMIT"). PARTICIPANT desires to purchase from MEADOX MEDICALS a license to use the software programs identified below. In addition, PARTICIPANT is willing to permit MEADOX MEDICALS to use certain clinical, fiscal, and/or and product usage data (exclusive of patient name, address, position, hospital information) in connection with a database established by MEADOX MEDICALS and managed by SUMMIT.

AGREEMENTS

     1. SALE OF PROGRAM LICENSE. Pursuant to the terms and conditions of this Agreement, MEADOX MEDICALS hereby agrees to sell and PARTICIPANT agrees to purchase a non-exclusive license (the "LICENSE") to use the database software program(s), as further identified on the attached Schedule I (the "PROGRAM").
In addition to the terms and conditions of this Agreement, the License is subject to the terms and conditions of a separate agreement (the "LICENSE AGREEMENT") in Schedule 2.

2.   PRICE.  PARTICIPANT will pay a license fee of ______ dollars ($          )
and training fee of _______ dollars ($               ), for a total fee of
_______ dollars ($               ), (including interest) which is to be paid to
MEADOX MEDICALS in eight (8) quarterly payments of _______ dollars ($        ).
 The Program includes the software, documentation, training, and other materials identified in the License Agreement, and PARTICIPANT shall have access to software support and service from SUMMIT upon the terms set forth in the License Agreement. PARTICIPANT shall be responsible for installation of the Program software on its hardware system. PARTICIPANT shall be responsible for applicable sales and other taxes, if any, regardless of whether they are listed on Schedule 1.

     3. TRAINING AND SUPPORT. MEADOX MEDICALS has arranged for PARTICIPANT to be able to attend the SUMMIT Training Institute in Minneapolis, Minnesota, which is a training program created to maximize utilization of SUMMIT software programs. Sessions are held on a regular basis. The training fee, specified in
Section 2, is based on individual(s) attending this twining program. The training fee includes registration fee, lodging, meals, training and materials.

     4. TERM AND TERMINATION. This Agreement shall be effective for two year(s) and shall be automatically renewed on an annual basis thereafter unless any party provides the other with a written notice of termination or proposed modification at least 90 days prior to the appropriate anniversary of the effective date hereof; provided, that any party may terminate this Agreement upon the others material breach of this Agreement by providing the other party with at least 30 days written notice thereof; and provided further, that PARTICIPANT's rights to make use of the Program in accordance with the terms of the License Agreement shall survive any termination hereof as long as PARTICIPANT continues to make in cash payments required under Section 2 above, or has fully paid for the Program.

     5. DATABASE. PARTICIPANT acknowledges that MEADOX MEDICALS has established a database (the "DATABASE") which is currently managed by SUMMIT. PARTICIPANT agrees to submit certain product, clinical and/or fiscal information for addition to the Database. On an ongoing basis, PARTICIPANT shall provide MEADOX MEDICALS with all data requested on the data collection forms furnished to PARTICIPANT by MEADOX MEDICALS or SUMMIT (the "DATA"), exclusive of patient name, address, position and hospital information, via computer disks on a periodic basis for the purpose of contributing to the Database information concerning relevant procedural outcomes. The data collection forms provided to PARTICIPANT by MEADOX MEDICALS or SUMMIT shall be used by PARTICIPANT for purposes of collecting this information. PARTICIPANT shall deliver the Data on a computer disk to SUMMIT. PARTICIPANT warrants, represents and covenants that
(a) all Data shall be accurate and complete, (b) PARTICIPANT shall submit Data from all relevant patient files rather than self selecting files for inclusion in the Database, and (c) PARTICIPANT shall have obtained all required and appropriate patient consents to release of such Data. Data received from PARTICIPANT shall be merged into the Database along with similar information received from other hospital or cardiologists who agree to participate in the Database.

     6. REPORTS. PARTICIPANT hereby grants its permission for MEADOX MEDICALS to incorporate the Data received from PARTICIPANT into the Database and any and all reports, analyses or correlation's prepared by or for MEADOX MEDICALS which are based upon information contained in the Database. Certain of these reports, as determined by MEADOX MEDICALS from time to time, shall be distributed by MEADOX MEDICALS to PARTICIPANT at no cost. Such reports, analyses or correlations may be prepared by SUMMIT at MEADOX MEDICALS's request. PARTICIPANT acknowledges that MEADOX MEDICALS may also prepare and use reports based on Data in the Database for clinical studies and other purposes. MEADOX MEDICALS and PARTICIPANT agree (i) that MEADOX MEDICALS shall be deemed copyright owner with respect to all software documentation contained in the Program, including all associated source codes; (ii) that MEADOX MEDICALS shall be deemed the copyright owner with respect to the Database, and any and all reports thereon; and (iii) that PARTICIPANT shall be deemed the copyright owner with respect to all individual and aggregate data contained in PARTICIPANT's files. PARTICIPANT's raw data will be used only for preparing aggregate reports and such raw data will not be viewed by MEADOX MEDICALS personnel without PARTICIPANT's written consent. The provisions of this Paragraph 6 shall survive any termination of this Agreement.

     7. LIMITATION OF WARRANTIES AND LIABILITY. PARTICIPANT ACKNOWLEDGES THAT MEADOX MEDICALS IS NOT RESPONSIBLE FOR THE OPERATION OF THE PROGRAM AND HEREBY WAIVES AND COVENANTS NOT TO SUE MEADOX MEDICALS FOR ANY AND ALL POSSIBLE CLAIMS THAT IT MAY HAVE AGAINST MEADOX MEDICALS ARISING OUT OF OR RESULTING FROM USE OF THE PROGRAM. PARTICIPANT ACKNOWLEDGES THAT MEADOX MEDICALS IS NOT EXTENDING ANY WARRANTIES WITH REGARD TO THE PROGRAM AND THAT THE ONLY WARRANTIES BEING EXTENDED TO PARTICIPANTS ARE THE LIMITED WARRANTIES EXTENDED BY SUMMIT PURSUANT TO THE LICENSE AGREEMENT. ALL SUCH WARRANTIES SHALL BE THE LIABILITY OF SUMMIT AND MEADOX MEDICALS SHALL HAVE NO LIABILITY THEREFOR. MEADOX MEDICALS DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED WITH RESPECT TO THE PROGRAM. UNDER NO CONDITIONS SHALL MEADOX MEDICALS HAVE ANY LIABILITY IN EXCESS OF THE PROGRAM LICENSE FEE ACTUALLY PAID BY PARTICIPANT TO MEADOX MEDICALS HEREUNDER.

     8. RELATIONSHIP OF PARTIES. The relationship of the parties to this Agreement is that of independent contractors and not that of master and servant, principal and agent, employer and employee, partners or joint venturers.

     9. WAIVER. A waiver by any party to this Agreement of any of its terms or conditions in any one instance shall not be deemed or construed to be a general waiver of such term or condition or a waiver of any subsequent breach.

     10. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with federal law and the internal laws of the commonwealth of Massachusetts.

     11. NOTICES. All notices and demands of any kind or nature given under this Agreement shall be in writing and shall be given by hand delivery, by courier who guarantees overnight delivery, or by certified or registered mail, mail, return receipt requested, addressed to the other party at the address appearing in the preamble to this Agreement. Any party may, from time to time, by notice in writing to the other party, designate a different address to which all further notices or demands shall thereafter be addressed.

     12. SEVERABILITY. All provisions of this Agreement are severable. If any provision or portion hereof is determined to be unenforceable by a court of competent jurisdiction, such provision or portion shall be modified to give the fullest possible effect to such provision and the remainder of this Agreement shall remain in full effect, provided that its general purposes remain reasonably capable of being effected.

     13. ENTIRE AGREEMENT. This entire Agreement constitutes the entire Agreement between MEADOX MEDICALS and PARTICIPANT with respect to the subject matter hereof and supersedes and replaces all prior agreements, oral or written, between MEADOX MEDICALS and PARTICIPANT relating to subject matter hereof and, except as otherwise indicated herein, may not be modified, amended or otherwise changed in any manner except by written instrument executed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date and year first above written.

PARTICIPANT                        BOSTON SCIENTIFIC CORPORATION


By _________________________       By _________________________

Print Name ___________________     Print Name __________________

Its _________________________      Its _________________________

PO #: _______________

                                  SCHEDULE 1
                                  ----------

                     LISTING OF DATABASE SOFTWARE PROGRAMS
                     -------------------------------------

                                                                      Interest         Total with
         Item Descriptions            Order #         Price            at 8%            Interest
         -----------------            -------         -----          ----------        ----------
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   TOTAL         $_______         $_________        $_________

                                                         TRAINING
                                                         --------

                                                                                       Interest         Total with
         Item Descriptions            Order #          Qty             Price             at 8%           Interest
         -----------------            -------         -----          ----------        ---------        ----------
___________________________________   _______        _______         $_________        $_________       $_________

SCHEDULE 2
SUMMIT MEDICAL SYSTEMS, INC.
FORM OF PARTICIPATION & SOFTWARE LICENSE AGREEMENT

THIS AGREEMENT is entered into this ______ day of ____________, 199_, by and between SUMMIT MEDICAL SYSTEMS, INC., a Minnesota corporation with its principal place of business at One Carlson Parkway, Minneapolis 55447 ("Summit"), and ____________________________ ("Participant"), whose business address is at
_______________________________________________________.

VISTA/TM/ PLATFORM PROGRAM(S):         _______________________
                                       _______________________
                                       _______________________

IT IS AGREED:

1.   PROGRAM LICENSE
Pursuant to this Agreement and the additional terms and conditions of Exhibit A, which is attached hereto and incorporated herein by reference, Summit hereby grants to Participant a non-exclusive license to use Summit's clinical database software program(s) identified above which will enable Participant to enter patient data files and generate tables, lists, numeric field analyses, and biostatistics, including risk stratification ("The Program").

2.   PARTICIPATION IN NATIONAL DATABASE
Participant hereby agrees to participate in the National Database in accordance with this Agreement and the additional terms and conditions of Exhibit A.

3.   PRICE
The program includes User Documentation Manual, program disks, Data Collection Forms, ongoing Support and Service, and access to data analyses of the Database. Subject to the terms and conditions of Exhibit A, Participant shall pay no service fees to Summit for Summit's ongoing services subsequent to its delivery of the Program through the first six (6) months, provided however, after this date, the Participant shall pay Summit an annual fee for ongoing Support and Service (the "Service Fees"). The Service Fee shall be 1 l/2% of the list cost of the Program per month.

4.   LIMITATION OF LIABILITY
Participant acknowledges that Summit is not responsible for the operation of the Program, and hereby waives, and covenants not to sue Summit for any and all possible claims that it might have against Summit arising out of, or resulting from, any aspect of this Agreement. Moreover, in no event shall Summit be liable for any damages arising out of Participant's misuse or inability to use the Program, and under no condition will the liability of Summit under this Agreement exceed Participant's Initial License Fee.

5.   TERM AND TERMINATION
This Agreement shall be effective for one year, and shall be automatically renewed on an annual basis thereafter unless either party provides the other with a written notice of termination at least ninety (90) days prior to that date or any subsequent December 31; provided, however, that either party may terminate this Agreement upon the others material breach of this Agreement, by providing the other party with at least thirty (30) days written notice thereof.

6.   ASSIGNMENT
This Agreement may not be assigned by either party without the express written approval of the other party.

7.   RELATIONSHIPS OF PARTIES
The relationships of the parties to this Agreement are those of independent contractors and not those of master and servant, principal and agent, employer and employee, or partners or joint venturers.

8.   COUNTERPARTS
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

9.   WAIVER
A waiver by either party to this Agreement of any of its terms or conditions in any one instance shall not be deemed or construed to be a general waiver of such term or condition or a waiver of any subsequent breach.

10.  GOVERNING LAW
This Agreement shall be construed and enforced in accordance with federal law and the laws of the State of Minnesota.

11.  SEVERABILITY
All provisions of this Agreement are severable. If any provision or portion hereof is determined to be unenforceable by a court or competent jurisdiction, then the rest of the Agreement shall remain in full effect, provided that its general purposes remain reasonably capable of being effected.

12.  ENTIRE AGREEMENT
This Agreement (a) constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof, (b) supersedes and replaces all prior Agreements, oral or written, between the parties relating to the subject matter hereof, and (c) except as otherwise indicated herein, may not be modified, amended or otherwise changed in any manner except by a written instrument executed by the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first written above.

SUMMIT MEDICAL SYSTEMS, INC.        PARTICIPANT


BY __________________________       BY ________________________

TITLE ________________________      TITLE ______________________

DATE ________________________       DATE _______________________

                                    PO# _______________________

                                   EXHIBIT A

ADDITIONAL TERMS AND CONDITIONS OF THE SUMMIT MEDICAL SYSTEMS NATIONAL DATABASE PARTICIPATION AND SOFTWARE LICENSE AGREEMENT.

1.   PROGRAM LICENSE

The Program will run on the MS/DOS operating system, and includes a special feature that will allow Participant to transfer data to disks for transport to, and inclusion in, the National Database described at Paragraphs 4 hereof.

2.   DELIVERY OF PROGRAM AND RELATED MATERIALS

Within thirty (30) days after receipt of the attached Agreement, payment, and final program format, Summit shall schedule delivery of the Program to Participant at Participant's business address; and the Program's opening screen shall be customized by Summit to reflect the name of Participant. The Program will be provided on either 5" or 3" disks to accommodate the different floppy disk drives in the various IBM compatible microcomputers, along with a Documentation Manual including appropriate user information, Data Collection Forms, and software for presentation graphics. In order for the Participant to use the Program, Participant must have an IBM or IBM compatible microcomputer. The microprocessor must be 486DX/33 or higher; MS/DOS version 6.0 or higher; Microsoft Windows/TM/ version 3.1 or higher. The Summit Medical Vista/TM/ Programs operate in a graphics environment called Microsoft Windows, created by Microsoft Corporation(R); (to run Summit Database Programs under Microsoft Windows, Participant needs to license and install Microsoft Windows); a minimum of 340 Mb hard disk for data storage; 8 Mb RAM; 580 Kb conventional memory; super VGA color monitor; SVGA with 512K memory video card; Microsoft compatible mouse and any printer supported by Windows version 3.1.

3.   SUPPORT AND SERVICE

Summit shall provide Participant with ongoing Support and Service of the Program including, but not limited to, providing Participant with relevant Program updates and related materials, on-line HELP screens, and expert assistance on a special 800-WATS line number dedicated to the servicing of the Program and the National Database described in Paragraph 5 hereof. Summit personnel experienced in the operation of the Program and the National Database, will be available from 8:00 a.m. until 6:00 p.m. (Central Time) on weekdays. Those individuals will handle Participant's inquiries, troubleshooting, and requests for special reports.

4.   NATIONAL DATABASE

4.1
Participant shall provide Summit with all of Participant's relevant patient data files exclusive of patient name, address, physician, and hospital information (the

"Patient Information"), via either written Data Collection Forms, computer disks or electronic transfer on a regular basis for the purpose of contributing clinical information to a database for the benefit of receiving national outcomes reports. PARTICIPANT WARRANTS THAT ALL PATIENT INFORMATION SHALL BE ACCURATE AND COMPLETE. The Data Collection Forms provided to Participant by Summit, pursuant to Paragraph 2 hereof, shall be used by Participant for purposes of collecting the Patient Information. If Participant employs manual data entry by Summit Medical Systems, the Participant shall pay to Summit a fee of twelve dollars ($12.00) per record.

4.2
Upon receipt of the Patient Information from Participant, Summit will review the data for accuracy and completeness by performing key field data analyses. If Summit reasonably concludes that the Patient Information is incorrect or incomplete, then Summit promptly shall request additional data from Participant, and Participant shall use its best efforts to provide the data to Summit within sixty (60) days after its receipt of Summit's request. In the event that Participant does not supply Summit with acceptable Patient Information for any two consecutive calendar quarters, then Summit may withhold any and all reports to which Participant is otherwise entitled pursuant to Paragraph 4.3 hereof, and may terminate the attached Agreement by providing Participant with sixty (60) days prior written notice and an opportunity for Participant to provide acceptable Patient Information during the notice period. Upon Summit's receipt of complete and accurate Patient Information, Summit shall merge that information into the National Database.

4.3
Summit shall provide Participant with up to three (3) special analyses, based upon the aggregate national data from the National Database, per calendar quarter at no charge. The cost of any additional reports, in any given calendar quarter, shall be negotiated between Participant and Summit. The Participant agrees to only use aggregate data from the National Database for Participant's internal purposes; and that Participant may not release, share, publish, or otherwise use any aggregated data from the National Database without first obtaining the express written consent of Summit.

5.   COPYRIGHT OWNERSHIP

The parties hereby agree that Summit shall be deemed the copyright owner with respect to all software, documentation, associated source codes, National Database any and all reports based thereon, all Program format designs and other materials that it created pursuant to this Agreement. Participant shall be deemed the copyright owner with respect to all individual and aggregate Patient Information provided to Summit by the Participant. Participant hereby grants permission for Participant's Patient Information to be incorporated into the National Database and any and all reports based thereon. Participant may copy the Program for backup purposes or for multi-user access, but not onto any microcomputer system that operates independent of Participant. The provisions of this Paragraph 5 shall survive any termination of the attached Agreement.

6.   CONFIDENTIALITY

Summit shall hold and maintain as confidential all data received from Participant, and shall protect such data received from Participant from use for any purpose other than the design, development, and implementation of the program and the National Database as contemplated in the attached Agreement. During the term of the attached Agreement, Summit shall maintain all data incorporated in the National Database in a special secure computer system, and during the hours of operation, when data is being audited, merged, and analyzed, Summit shall ensure that Participant's Patient Information and the National Database are accessible only to a single user. In order to help maintain confidentiality, Summit shall provide Participant with a User Identification Number that is unique to Participant and will be used to verify Participant's identity in all communications with Summit including, but not limited to, the submission of Patient Information and all telephone contacts with Summit. Except as otherwise indicated, the provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

7.   SUMMIT'S WARRANTIES

Summit covenants, warrants, and represents that the Program will operate appropriately on all IBM compatible microcomputers, will perform free of defects in design or manufacture, and that Summit shall correct any such defects promptly at no charge to the Participant. The provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

8.   NOTICES

All notices and demands of any kind or nature, which any party to the attached Agreement may be required or may desire to serve upon the others in connection with the Agreement, shall be in writing to the addresses appearing at the preamble to the attached Agreement. Service of such notice, or demand so made, shall be deemed complete on the day of actual delivery. Any party hereto may, from time to time, by notice in writing served upon the other parties as aforesaid, designate a different mailing address or a different person to which all further notices or demands shall thereafter be addressed.

                                  SCHEDULE 3
                       (CREDIT PRICING MATRIX APPLICABLE
                               TO [XYZ HOSPITAL)


                             Quarterly             Quarterly
          Tier          Dollar Volume Level        Discount %
                        -------------------        ----------


Applicable credit percentage will be calculated retrospectively on the total dollar volume of MEADOX MEDICALS products purchased during the most recent contract quarter. Credits earned will be applied to the acquisition of the software programs described in Schedule 1 hereto, at PARTICIPANT's option, to future purchases of MEADOX MEDICALS products.

                                  SCHEDULE 7
                                 ADR PROCEDURE

     A. COMMENCEMENT OF ADR. If a party intends to begin ADR to resolve a dispute, such party shall provide written notice to the other party stating such intention and the issues to be resolved. Within 10 business days after its receipt of such notice, the other party may, by written notice to the party initiating ADR add additional issues to be resolved. The ADR shall take place at a location mutually agreed upon by BSC and SUMMIT, or, if BSC and SUMMIT are unable to agree upon a location, at a location in Minneapolis, Minnesota selected by the CPR.

     B. SELECTION OF NEUTRAL. Within 20 business days following receipt of the original ADR notice, the parties (unless they have already agreed upon a neutral) shall request the Center for Public Resources, New York, New York (the "CPR") to provide a list of neutrals. Unless otherwise agreed by the parties, the neutral shall be an individual having legal experience in the medical technology field and shall not be an employee, director, or shareholder of either party or of an affiliate of either party. If the parties have not agreed upon a neutral from such list within ten (10) business days of receiving it, the CPR shall be requested to select a neutral. Either party may strike at most one selection by the CPR.

     C.   PROCEDURE.  The ADR shall be conducted in the following manner:

     (i) No later than five (5) business days after selection, the neutral shall establish a date for a hearing to resolve the disputed issues identified by the parties, which date shall be no more than ninety
          (90) days after the date of selection of the neutral.

     (ii) Discovery in the ADR proceeding shall be limited to the following and such discovery shall be completed no later than thirty (30) days prior to the hearing contemplated by Paragraph C(i) above:

          (a) Each party shall be entitled to take the deposition of no more than five (5) witnesses, of which no more than one (I) may be an expert witness.

          (b) There shall be no more than ten (10) interrogatories, including subparts.

          (c) Each party shall deliver to the other party copies of all documents in its possession related to the issue in dispute, excepting only those documents for which it could claim a privilege under the Federal Rules of Civil Procedure and Evidence.

     (iii) At least 5 days prior to the hearing, each party must submit to the neutral and serve on the other party a proposed ruling on each issue to be resolved, which proposed ruling shall be limited to not more than 50 pages.

     (iv) Each party shall be entitled to no more than 12 hours of hearing to present testimony or documentary evidence. Such time limitation shall apply to any direct, cross, or rebuttal testimony, but such time limitation shall only be charged against the party conducting such direct, cross, or rebuttal testimony. It shall be the responsibility of the neutral to determine whether the parties have had the 12 hours to which each is entitled.

     (v) Each party shall have the right to be represented by counsel. The neutral shall have the sole discretion with regard to the admissibility of evidence.

     D.    Award.  An award in the ADR shall be made in the following manner:
           -----

     (i) The neutral shall rule on each disputed issue within 30 business days following the completion of the testimony of both parties. Such ruling shall adopt in its entirety the proposed ruling of one of the parties on each disputed issue.

     (ii) In addition to all other relief provided, the prevailing party shall be entitled to an award against the losing party of its costs and expenses, including reasonable attorneys' fees, incurred in such ADR, and the losing party shall also bear all fees and expenses of the ADR. In the event that there is no party that has prevailed on substantially all issues, such legal expenses and expenses of the ADR shall be allocated between the parties as the neutral deems appropriate.

     (iii) The award rendered in the ADR may be entered in any court having competent jurisdiction.

EXHIBIT A

ADDITIONAL TERMS AND CONDITIONS OF THE SUMMIT MEDICAL SYSTEMS NATIONAL DATABASE PARTICIPATION AND SOFTWARE LICENSE AGREEMENT.

1.   PROGRAM  LICENSE

The Program will run on the MS/DOS operating system, and includes a special feature that will allow Participant to transfer data to disks for transport to, and inclusion in, the National Database described at Paragraphs 4 hereof.

2.   DELIVERY OF PROGRAM AND RELATED MATERIALS

Within thirty (30) days after receipt of the attached Agreement, payment, and final program format, Summit shall schedule delivery of the Program to Participant at Participant's business address; and the Program's opening screen shall be customized by Summit to reflect the name of Participant. The Program will be provided on either 5" or 3" disks to accommodate the different floppy disk drives in the various IBM compatible microcomputers, along with a Documentation Manual including appropriate user information, Data Collection Forms, and software for presentation graphics. In order for the Participant to use the Program, Participant must have an IBM or IBM compatible microcomputer. The microprocessor must be 486DX/33 or higher; MS/DOS version 6.0 or higher; Microsoft Windows /TM/ version 3.1 or higher. The Summit Medical Vista /TM/ Programs operate in a graphics environment called Microsoft Windows, created by Microsoft Corporation(R); (to run Summit Database Programs under Microsoft Windows, Participant needs to license and install Microsoft Windows); a minimum of 340 Mb hard disk for data storage; 8 Mb RAM; 580 Kb conventional memory; super VGA color monitor; SVGA with 512K memory video card; Microsoft compatible mouse and any printer supported by Windows version 3.1.

3.   SUPPORT AND SERVICE

Summit shall provide Participant with ongoing Support and Service of the Program including, but not limited to, providing Participant with relevant Program updates and related materials, on-line HELP screens, and expert assistance on a special 800-WATS line number dedicated to the servicing of the Program and the National Database described in Paragraph 5 hereof. Summit personnel, experienced in the operation of the Program and the National Database, will be available from 8:00 a.m. until 6:00 p.m. (Central Time) on weekdays. Those individuals will handle Participant's inquiries, troubleshooting, and requests for special reports.

4.   NATIONAL DATABASE

4.1
Participant shall provide Summit with all of Participant's relevant patient data files exclusive of patient name, address, physician, and hospital information (the "Patient Information"), via either written Data Collection Forms, computer disks or electronic transfer on a regular basis for the purpose of contributing clinical information to a database for the benefit of receiving national outcomes reports. PARTICIPANT WARRANTS THAT ALL PATIENT INFORMATION SHALL BE

ACCURATE AND COMPLETE. The Data Collection Forms provided to Participant by Summit, pursuant to Paragraph 2 hereof, shall be used by Participant for purposes of collecting the Patient Information. If Participant employs manual data entry by Summit Medical Systems, the Participant shall pay to Summit a fee of twelve dollars ($12.00) per record.

4.2
Upon receipt of the Patient Information from Participant, Summit will review the data for accuracy and completeness by performing key field data analyses. If Summit reasonably concludes that the Patient Information is incorrect or incomplete, then Summit promptly shall request additional data from Participant, and Participant shall use its best efforts to provide the data to Summit within sixty (60) days after its receipt of Summit's request. In the event that Participant does not supply Summit with acceptable Patient Information for any two consecutive calendar quarters, then Summit may withhold any and all reports to which Participant is otherwise entitled pursuant to Paragraph 4.3 hereof, and may terminate the attached Agreement by providing Participant with sixty (60) days prior written notice and an opportunity for Participant to provide acceptable Patient Information during the notice period. Upon Summit's receipt of complete and accurate Patient Information, Summit shall merge that information into the National Database.

4.3
Summit shall provide Participant with up to three (3) special analyses, based upon the aggregate national data from the National Database, per calendar quarter at no charge. The cost of any additional reports, in any given calendar quarter, shall be negotiated between Participant and Summit. The Participant agrees to only use aggregate data from the National Database for Participant's internal purposes; and that Participant may not release, share, publish, or otherwise use any aggregated data from the National Database without first obtaining the express written consent of Summit.

5.   COPYRIGHT OWNERSHIP

The parties hereby agree that Summit shall be deemed the copyright owner with respect to all software, documentation, associated source codes, National Database any and all reports based thereon, all Program format designs and other materials that it created pursuant to this Agreement. Participant shall be deemed the copyright owner with respect to all individual and aggregate Patient Information provided to Summit by the Participant. Participant hereby grants permission for Participant's Patient Information to be incorporated into the National Database and any and all reports based thereon. Participant may copy the Program for backup purposes or for multi-user access, but not onto any microcomputer system that operates independent of Participant. The provisions of this Paragraph 5 shall survive any termination of the attached Agreement.

6.   CONFIDENTIALITY

Summit shall hold and maintain as confidential all data received from Participant, and shall protect such data received from Participant from use for any purpose other than the design, development, and implementation of the program and the National Database as contemplated in the attached Agreement. During the term of the attached Agreement, Summit shall maintain all data incorporated in the National Database in a special secure computer system, and during the hours of operation, when data is being audited, merged, and analyzed, Summit shall ensure that Participant's Patient Information and the National Database are accessible only to a single user. In order to help maintain confidentiality, Summit shall provide Participant with a User Identification Number that is unique to Participant and will be used to verify Participant's identity in all communications with Summit including, but not limited to, the submission of Patient Information and all telephone contacts with Summit.
Except as otherwise indicated, the provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

7.   SUMMIT'S WARRANTIES

Summit covenants, warrants, and represents that the Program will operate appropriately on all IBM compatible microcomputers, will perform free of defects in design or manufacture, and that Summit shall correct any such defects promptly at no charge to the Participant. The provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

8.   NOTICES

All notices and demands of any kind or nature, which any party to the attached Agreement may be required or may desire to serve upon the others in connection with the Agreement, shall be in writing to the addresses appearing at the preamble to the attached Agreement. Service of such notice, or demand so made, shall be deemed complete on the day of actual delivery. Any party hereto may, from time to time, by notice in writing served upon the other parties as aforesaid, designate a different mailing address or a different person to which all further notices or demands shall thereafter be addressed.

                                  SCHEDULE 3
                      (DISCOUNT PRICING MATRIX APPLICABLE
                               TO [XYZ HOSPITAL)


                             Quarterly             Quarterly
          Tier          Dollar Volume Level        Discount %
                        -------------------        ----------


Applicable discount percentage will be calculated retrospectively on the total dollar volume of MEADOX MEDICALS products purchased during the most recent contract quarter. Discounts earned will be applied to the acquisition of the software programs described in Schedule I hereto, at PARTICIPANT's option, to future purchases of MEADOX MEDICALS products.

                           AGREEMENT REGARDING SALE
                      OF SOFTWARE LICENSE AND USE OF DATA
                                (PAYMENT TERMS)

     THIS AGREEMENT ("AGREEMENT") is entered into as of ___________, 199[ ] (must be 1st day of month) by and between MEADOX MEDICALS, a division of Boston Scientific Corporation, a Delaware Corporation ("MEADOX MEDICALS") and _________________________, a hospital facility whose business address is
__________________________________________ ("PARTICIPANT").

BACKGROUND

     MEADOX MEDICALS is an authorized distributor of certain software programs developed by SUMMIT Medical Systems, Inc., a Minnesota corporation having its principal place of business at One Carlson Parkway, Minneapolis, Minnesota 55447 ("SUMMIT"). PARTICIPANT desires to purchase from MEADOX MEDICALS a license to use the software programs identified below. In addition, PARTICIPANT is willing to permit MEADOX MEDICALS to use certain clinical, fiscal, and/or and product usage data (exclusive of patient name, address, position, hospital information) in connection with a database established by MEADOX MEDICALS and managed by SUMMIT.

AGREEMENTS

     1. SALE OF PROGRAM LICENSE. Pursuant to the terms and conditions of this Agreement, MEADOX MEDICALS hereby agrees to sell and PARTICIPANT agrees to purchase a non-exclusive license (the "LICENSE") to use the database software program(s), as further identified on the attached Schedule I (the "PROGRAM").
In addition to the terms and conditions of this Agreement, the License is subject to the terms and conditions of a separate agreement (the "LICENSE AGREEMENT") in Schedule 2.

2.   PRICE.  PARTICIPANT will pay a license fee of _______ dollars ($          )
and training fee of _______ dollars ($               ), for a total fee of
_______ dollars ($               ), (including interest) which is to be paid to
MEADOX MEDICALS in eight (8) quarterly payments of _______ dollars ($         ).
The Program includes the software, documentation, training, and other materials identified in the License Agreement, and PARTICIPANT shall have access to software support and service from SUMMIT upon the terms set forth in the License Agreement. PARTICIPANT shall be responsible for installation of the Program software on its hardware system. PARTICIPANT shall be responsible for applicable sales and other taxes, if any, regardless of whether they are listed on Schedule 1.

     3. TRAINING AND SUPPORT. MEADOX MEDICALS has arranged for PARTICIPANT to be able to attend the SUMMIT Training Institute in Minneapolis, Minnesota, which is a training program created to maximize utilization of SUMMIT software programs. Sessions are held on a regular basis. The training fee, specified in
Section 2, is based on individual(s) attending this twining program. The training fee includes registration fee, lodging, meals, training and materials.

     4. TERM AND TERMINATION. This Agreement shall be effective for two year(s) and shall be automatically renewed on an annual basis thereafter unless any party provides the other with a written notice of termination or proposed modification at least 90 days prior to the appropriate anniversary of the effective date hereof; provided, that any party may terminate this Agreement upon the others material breach of this Agreement by providing the other party with at least 30 days written notice thereof; and provided further, that PARTICIPANT's rights to make use of the Program in accordance with the terms of the License Agreement shall survive any termination hereof as long as PARTICIPANT continues to make in cash payments required under Section 2 above, or has fully paid for the Program.

     5. DATABASE. PARTICIPANT acknowledges that MEADOX MEDICALS has established a database (the "DATABASE") which is currently managed by SUMMIT. PARTICIPANT agrees to submit certain product, clinical and/or fiscal information for addition to the Database. On an ongoing basis, PARTICIPANT shall provide MEADOX MEDICALS with all data requested on the data collection forms furnished to PARTICIPANT by MEADOX MEDICALS or SUMMIT (the "DATA"), exclusive of patient name, address, position and hospital information, via computer disks on a periodic basis for the purpose of contributing to the Database information concerning relevant procedural outcomes. The data collection forms provided to PARTICIPANT by MEADOX MEDICALS or SUMMIT shall be used by PARTICIPANT for purposes of collecting this information. PARTICIPANT shall deliver the Data on a computer disk to SUMMIT. PARTICIPANT warrants, represents and covenants that
(a) all Data shall be accurate and complete, (b) PARTICIPANT shall submit Data from all relevant patient files rather than self selecting files for inclusion in the Database, and (c) PARTICIPANT shall have obtained all required and appropriate patient consents to release of such Data. Data received from PARTICIPANT shall be merged into the Database along with similar information received from other hospital or cardiologists who agree to participate in the Database.

     6. REPORTS. PARTICIPANT hereby grants its permission for MEADOX MEDICALS to incorporate the Data received from PARTICIPANT into the Database and any and all reports, analyses or correlation's prepared by or for MEADOX MEDICALS which are based upon information contained in the Database. Certain of these reports, as determined by MEADOX MEDICALS from time to time, shall be distributed by MEADOX MEDICALS to PARTICIPANT at no cost. Such reports, analyses or correlations may be prepared by SUMMIT at MEADOX MEDICALS's request. PARTICIPANT acknowledges that MEADOX MEDICALS may also prepare and use reports based on Data in the Database for clinical studies and other purposes. MEADOX MEDICALS and PARTICIPANT agree (i) that MEADOX MEDICALS shall be deemed copyright owner with respect to all software documentation contained in the Program, including all associated source codes; (ii) that MEADOX MEDICALS shall be deemed the copyright owner with respect to the Database, and any and all reports thereon; and (iii) that PARTICIPANT shall be deemed the copyright owner with respect to all individual and aggregate data contained in PARTICIPANT's files. PARTICIPANT's raw data will be used only for preparing aggregate reports and such raw data will not be viewed by MEADOX MEDICALS personnel without PARTICIPANT's written consent. The provisions of this Paragraph 6 shall survive any termination of this Agreement.

     7. LIMITATION OF WARRANTIES AND LIABILITY. PARTICIPANT ACKNOWLEDGES THAT MEADOX MEDICALS IS NOT RESPONSIBLE FOR THE OPERATION OF THE PROGRAM AND HEREBY WAIVES AND COVENANTS NOT TO SUE MEADOX MEDICALS FOR ANY AND ALL POSSIBLE CLAIMS THAT IT MAY HAVE AGAINST MEADOX MEDICALS ARISING OUT OF OR RESULTING FROM USE OF THE PROGRAM. PARTICIPANT ACKNOWLEDGES THAT MEADOX MEDICALS IS NOT EXTENDING ANY WARRANTIES WITH REGARD TO THE PROGRAM AND THAT THE ONLY WARRANTIES BEING EXTENDED TO PARTICIPANTS ARE THE LIMITED WARRANTIES EXTENDED BY SUMMIT PURSUANT TO THE LICENSE AGREEMENT. ALL SUCH WARRANTIES SHALL BE THE LIABILITY OF SUMMIT AND MEADOX MEDICALS SHALL HAVE NO LIABILITY THEREFOR. MEADOX MEDICALS DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED WITH RESPECT TO THE PROGRAM. UNDER NO CONDITIONS SHALL MEADOX MEDICALS HAVE ANY LIABILITY IN EXCESS OF THE PROGRAM LICENSE FEE ACTUALLY PAID BY PARTICIPANT TO MEADOX MEDICALS HEREUNDER.

     8. RELATIONSHIP OF PARTIES. The relationship of the parties to this Agreement is that of independent contractors and not that of master and servant, principal and agent, employer and employee, partners or joint venturers.

     9. WAIVER. A waiver by any party to this Agreement of any of its terms or conditions in any one instance shall not be deemed or construed to be a general waiver of such term or condition or a waiver of any subsequent breach.

     10. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with federal law and the internal laws of the commonwealth of Massachusetts.

     11. NOTICES. All notices and demands of any kind or nature given under this Agreement shall be in writing and shall be given by hand delivery, by courier who guarantees overnight delivery, or by certified or registered mail, mail, return receipt requested, addressed to the other party at the address appearing in the preamble to this Agreement. Any party may, from time to time, by notice in writing to the other party, designate a different address to which all further notices or demands shall thereafter be addressed.

     12. SEVERABILITY. All provisions of this Agreement are severable. If any provision or portion hereof is determined to be unenforceable by a court of competent jurisdiction, such provision or portion shall be modified to give the fullest possible effect to such provision and the remainder of this Agreement shall remain in full effect, provided that its general purposes remain reasonably capable of being effected.

     13. ENTIRE AGREEMENT. This entire Agreement constitutes the entire Agreement between MEADOX MEDICALS and PARTICIPANT with respect to the subject matter hereof and supersedes and replaces all prior agreements, oral or written, between MEADOX MEDICALS and PARTICIPANT relating to subject matter hereof and, except as otherwise indicated herein, may not be modified, amended or otherwise changed in any manner except by written instrument executed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date and year first above written.

PARTICIPANT                        BOSTON SCIENTIFIC CORPORATION


By _________________________       By _________________________

Print Name ___________________     Print Name __________________

Its _________________________      Its _________________________

PO #: _______________

                                  SCHEDULE 1
                                  ----------

                     LISTING OF DATABASE SOFTWARE PROGRAMS
                     -------------------------------------

                                                                      Interest         Total with
         Item Descriptions            Order #         Price            at 8%            Interest
         -----------------            -------         -----          ----------        ----------
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   _______       $_______         $_________        $_________
___________________________________   TOTAL         $_______         $_________        $_________

                                                         TRAINING
                                                         --------

                                                                                       Interest         Total with
         Item Descriptions            Order #          Qty             Price             at 8%           Interest
         -----------------            -------         -----          ----------        ---------        ----------
___________________________________   _______        _______         $_________        $_________       $_________

                                  SCHEDULE 2
                         SUMMIT MEDICAL SYSTEMS, INC.
              FORM OF PARTICIPATION & SOFTWARE LICENSE AGREEMENT

THIS AGREEMENT is entered into this ______ day of ____________, 199_, by and between SUMMIT MEDICAL SYSTEMS, INC., a Minnesota corporation with its principal place of business at One Carlson Parkway, Minneapolis 55447 ("Summit"), and ____________________________ ("Participant"), whose business address is at
_______________________________________________________.

VISTA/TM/ PLATFORM PROGRAM(S):         _______________________
                                       _______________________
                                       _______________________

IT IS AGREED:

1.   PROGRAM LICENSE
Pursuant to this Agreement and the additional terms and conditions of Exhibit A, which is attached hereto and incorporated herein by reference, Summit hereby grants to Participant a non-exclusive license to use Summit's clinical database software program(s) identified above which will enable Participant to enter patient data files and generate tables, lists, numeric field analyses, and biostatistics, including risk stratification ("The Program").

2.   PARTICIPATION IN NATIONAL DATABASE
Participant hereby agrees to participate in the National Database in accordance with this Agreement and the additional terms and conditions of Exhibit A.

3.   PRICE
The program includes User Documentation Manual, program disks, Data Collection Forms, ongoing Support and Service, and access to data analyses of the Database. Subject to the terms and conditions of Exhibit A, Participant shall pay no service fees to Summit for Summit's ongoing services subsequent to its delivery of the Program through the first six (6) months, provided however, after this date, the Participant shall pay Summit an annual fee for ongoing Support and Service (the "Service Fees"). The Service Fee shall be 1 l/2% of the list cost of the Program per month.

4.   LIMITATION OF LIABILITY
Participant acknowledges that Summit is not responsible for the operation of the Program, and hereby waives, and covenants not to sue Summit for any and all possible claims that it might have against Summit arising out of, or resulting from, any aspect of this Agreement. Moreover, in no event shall Summit be liable for any damages arising out of Participant's misuse or inability to use the Program, and under no condition will the liability of Summit under this Agreement exceed Participant's Initial License Fee.

5.   TERM AND TERMINATION

This Agreement shall be effective for one year, and shall be automatically renewed on an annual basis thereafter unless either party provides the other with a written notice of termination at least ninety (90) days prior to that date or any subsequent December 31; provided, however, that either party may terminate this Agreement upon the others material breach of this Agreement, by providing the other party with at least thirty (30) days written notice thereof.

6.   ASSIGNMENT

This Agreement may not be assigned by either party without the express written approval of the other party.

7.   RELATIONSHIPS OF PARTIES

The relationships of the parties to this Agreement are those of independent contractors and not those of master and servant, principal and agent, employer and employee, or partners or joint venturers.

8.   COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

9.   WAIVER

A waiver by either party to this Agreement of any of its terms or conditions in any one instance shall not be deemed or construed to be a general waiver of such term or condition or a waiver of any subsequent breach.

10.  GOVERNING LAW

This Agreement shall be construed and enforced in accordance with federal law and the laws of the State of Minnesota.

11.  SEVERABILITY

All provisions of this Agreement are severable. If any provision or portion hereof is determined to be unenforceable by a court or competent jurisdiction, then the rest of the Agreement shall remain in full effect, provided that its general purposes remain reasonably capable of being effected.

12.  ENTIRE AGREEMENT

This Agreement (a) constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof, (b) supersedes and replaces all prior Agreements, oral or written, between the parties relating to the subject matter hereof, and (c) except as otherwise indicated herein, may not be modified, amended or otherwise changed in any manner except by a written instrument executed by the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first written above.

SUMMIT MEDICAL SYSTEMS, INC.        PARTICIPANT


BY __________________________       BY ________________________


TITLE ________________________      TITLE _____________________


DATE  ________________________      DATE  _____________________

                                    PO#   _____________________

                                   EXHIBIT A

ADDITIONAL TERMS AND CONDITIONS OF THE SUMMIT MEDICAL SYSTEMS NATIONAL DATABASE PARTICIPATION AND SOFTWARE LICENSE AGREEMENT.

1.   PROGRAM LICENSE

The Program will run on the MS/DOS operating system, and includes a special feature that will allow Participant to transfer data to disks for transport to, and inclusion in, the National Database described at Paragraphs 4 hereof.

2.   DELIVERY OF PROGRAM AND RELATED MATERIALS

Within thirty (30) days after receipt of the attached Agreement, payment, and final program format, Summit shall schedule delivery of the Program to Participant at Participant's business address; and the Program's opening screen shall be customized by Summit to reflect the name of Participant The Program will be provided on either 5" or 3" disks to accommodate the different floppy disk drives in the various IBM compatible microcomputers, along with a Documentation Manual including appropriate user information, Data Collection Forms, and software for presentation graphics. In order for the Participant to use the Program, Participant must have an IBM or IBM compatible microcomputer. The microprocessor must be 486DX/33 or higher; MS/DOS version 6.0 or higher; Microsoft Windows/TM/ version 3.1 or higher. The Summit Medical Vista/TM/ Programs operate in a graphics environment called Microsoft Windows, created by Microsoft Corporation/(R)/; (to run Summit Database Programs under Microsoft Windows, Participant needs to license and install Microsoft Windows); a minimum of 340 Mb hard disk for data storage; 8 Mb RAM; 580 Kb conventional memory; super VGA color monitor; SVGA with 512K memory video card; Microsoft compatible mouse and any printer supported by Windows version 3.1.

3.   SUPPORT AND SERVICE

Summit shall provide Participant with ongoing Support and Service of the Program including, but not limited to, providing Participant with relevant Program updates and related materials, on-line HELP screens, and expert assistance on a special 800-WATS line number dedicated to the servicing of the Program and the National Database described in Paragraph 5 hereof. Summit personnel experienced in the operation of the Program and the National Database, will be available from 8:00 a.m. until 6:00 p.m. (Central Time) on weekdays. Those individuals will handle Participant's inquiries, troubleshooting, and requests for special reports.

4.   NATIONAL DATABASE

4.1
Participant shall provide Summit with all of Participant's relevant patient data files exclusive of patient name, address, physician, and hospital information (the

"Patient Information"), via either written Data Collection Forms, computer disks or electronic transfer on a regular basis for the purpose of contributing clinical information to a database for the benefit of receiving national outcomes reports. PARTICIPANT WARRANTS THAT ALL PATIENT INFORMATION SHALL BE ACCURATE AND COMPLETE. The Data Collection Forms provided to Participant by Summit, pursuant to Paragraph 2 hereof, shall be used by Participant for purposes of collecting the Patient Information. If Participant employs manual data entry by Summit Medical Systems, the Participant shall pay to Summit a fee of twelve dollars ($12.00) per record.

4.2
Upon receipt of the Patient Information from Participant, Summit will review the data for accuracy and completeness by performing key field data analyses. If Summit reasonably concludes that the Patient Information is incorrect or incomplete, then Summit promptly shall request additional data from Participant, and Participant shall use its best efforts to provide the data to Summit within sixty (60) days after its receipt of Summit's request. In the event that Participant does not supply Summit with acceptable Patient Information for any two consecutive calendar quarters, then Summit may withhold any and all reports to which Participant is otherwise entitled pursuant to Paragraph 4.3 hereof, and may terminate the attached Agreement by providing Participant with sixty (60) days prior written notice and an opportunity for Participant to provide acceptable Patient Information during the notice period. Upon Summit's receipt of complete and accurate Patient Information, Summit shall merge that information into the National Database.

4.3
Summit shall provide Participant with up to three (3) special analyses, based upon the aggregate national data from the National Database, per calendar quarter at no charge. The cost of any additional reports, in any given calendar quarter, shall be negotiated between Participant and Summit. The Participant agrees to only use aggregate data from the National Database for Participant's internal purposes; and that Participant may not release, share, publish, or otherwise use any aggregated data from the National Database without first obtaining the express written consent of Summit.

5.   COPYRIGHT OWNERSHIP

The parties hereby agree that Summit shall be deemed the copyright owner with respect to all software, documentation, associated source codes, National Database any and all reports based thereon, all Program format designs and other materials that it created pursuant to this Agreement. Participant shall be deemed the copyright owner with respect to all individual and aggregate Patient Information provided to Summit by the Participant. Participant hereby grants permission for Participant's Patient Information to be incorporated into the National Database and any and all reports based thereon. Participant may copy the Program for backup purposes or for multi-user access, but not onto any microcomputer system that operates independent of Participant. The provisions of this Paragraph 5 shall survive any termination of the attached Agreement.

6.   CONFIDENTIALITY

Summit shall hold and maintain as confidential all data received from Participant, and shall protect such data received from Participant from use for any purpose other than the design, development, and implementation of the program and the National Database as contemplated in the attached Agreement. During the term of the attached Agreement, Summit shall maintain all data incorporated in the National Database in a special secure computer system, and during the hours of operation, when data is being audited, merged, and analyzed, Summit shall ensure that Participant's Patient Information and the National Database are accessible only to a single user. In order to help maintain confidentiality, Summit shall provide Participant with a User Identification Number that is unique to Participant and will be used to verify Participant's identity in all communications with Summit including, but not limited to, the submission of Patient Information and all telephone contacts with Summit. Except as otherwise indicated, the provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

7.   SUMMIT'S WARRANTIES

Summit covenants, warrants, and represents that the Program will operate appropriately on all IBM compatible microcomputers, will perform free of defects in design or manufacture, and that Summit shall correct any such defects promptly at no charge to the Participant. The provisions of this Paragraph 7 shall survive any termination of the attached Agreement.

8.   NOTICES

All notices and demands of any kind or nature, which any party to the attached Agreement may be required or may desire to serve upon the others in connection with the Agreement, shall be in writing to the addresses appearing at the preamble to the attached Agreement. Service of such notice, or demand so made, shall be deemed complete on the day of actual delivery. Any party hereto may, from time to time, by notice in writing served upon the other parties as aforesaid, designate a different mailing address or a different person to which all further notices or demands shall thereafter be addressed.

                                  SCHEDULE 3
                       (CREDIT PRICING MATRIX APPLICABLE
                               TO [XYZ HOSPITAL)


                              Quarterly             Quarterly
             Tier          Dollar Volume Level        Discount %
                        ----------------------      ------------


Applicable credit percentage will be calculated retrospectively on the total dollar volume of MEADOX MEDICALS products purchased during the most recent contract quarter. Credits earned will be applied to the acquisition of the software programs described in Schedule 1 hereto, at PARTICIPANT's option, to future purchases of MEADOX MEDICALS products.

                                  SCHEDULE 7
                                 ADR PROCEDURE

     A. COMMENCEMENT OF ADR. If a party intends to begin ADR to resolve a dispute, such party shall provide written notice to the other party stating such intention and the issues to be resolved. Within 10 business days after its receipt of such notice, the other party may, by written notice to the party initiating ADR add additional issues to be resolved. The ADR shall take place at a location mutually agreed upon by BSC and SUMMIT, or, if BSC and SUMMIT are unable to agree upon a location, at a location in Minneapolis, Minnesota selected by the CPR.

     B. SELECTION OF NEUTRAL. Within 20 business days following receipt of the original ADR notice, the parties (unless they have already agreed upon a neutral) shall request the Center for Public Resources, New York, New York (the "CPR") to provide a list of neutrals. Unless otherwise agreed by the parties, the neutral shall be an individual having legal experience in the medical technology field and shall not be an employee, director, or shareholder of either party or of an affiliate of either party. If the parties have not agreed upon a neutral from such list within ten (10) business days of receiving it, the CPR shall be requested to select a neutral. Either party may strike at most one selection by the CPR.

     C.   PROCEDURE.  The ADR shall be conducted in the following manner:
          ---------

     (i) No later than five (5) business days after selection, the neutral shall establish a date for a hearing to resolve the disputed issues identified by the parties, which date shall be no more than ninety
          (90) days after the date of selection of the neutral.

     (ii) Discovery in the ADR proceeding shall be limited to the following and such discovery shall be completed no later than thirty (30) days prior to the hearing contemplated by Paragraph C(i) above:

          (a) Each party shall be entitled to take the deposition of no more than five (5) witnesses, of which no more than one (1) may be an expert witness.

          (b) There shall be no more than ten (10) interrogatories, including subparts.

          (c) Each party shall deliver to the other party copies of all documents in its possession related to the issue in dispute, excepting only those documents for which it could claim a privilege under the Federal Rules of Civil Procedure and Evidence.

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

     (iii) At least 5 days prior to the hearing, each party must submit to the neutral and serve on the other party a proposed ruling on each issue to be resolved, which proposed ruling shall be limited to not more than 50 pages.

     (iv) Each party shall be entitled to no more than 12 hours of hearing to present testimony or documentary evidence. Such time limitation shall apply to any direct, cross, or rebuttal testimony, but such time limitation shall only be charged against the party conducting such direct, cross, or rebuttal testimony. It shall be the responsibility of the neutral to determine whether the parties have had the 12 hours to which each is entitled.

     (v) Each party shall have the right to be represented by counsel. The neutral shall have the sole discretion with regard to the admissibility of evidence.

     D.    Award.  An award in the ADR shall be made in the following manner:
           -----

     (i) The neutral shall rule on each disputed issue within 30 business days following the completion of the testimony of both parties. Such ruling shall adopt in its entirety the proposed ruling of one of the parties on each disputed issue.

     (ii) In addition to all other relief provided, the prevailing party shall be entitled to an award against the losing party of its costs and expenses, including reasonable attorneys' fees, incurred in such ADR, and the losing party shall also bear all fees and expenses of the ADR. In the event that there is no party that has prevailed on substantially all issues, such legal expenses and expenses of the ADR shall be allocated between the parties as the neutral deems appropriate.

     (iii) The award rendered in the ADR may be entered in any court having competent jurisdiction.


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